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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GOGO INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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GOGO INC.

111 N. Canal St., Suite 1500

Chicago, Illinois 60606

[●], 2020

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Gogo Inc., to be held on April 29, 2020, at 9:00 a.m. Central Time, at Gogo’s corporate headquarters at 111 N. Canal St., Chicago, Illinois 60606. All holders of our outstanding common shares as of the close of business on March 3, 2020 are entitled to vote at the meeting.

Your vote is important. Whether you plan to attend the annual meeting or not, you may access electronic voting via the Internet, which is described on your enclosed proxy card, or you may sign, date and return the proxy card in the envelope provided. If you plan to attend the annual meeting, you may vote in person.

Registration and seating will begin at 8:30 a.m. Central Time. Each stockholder will be asked to sign an admittance card and may be asked to present valid picture identification. Stockholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting stock ownership as of the March 3, 2020 record date. Cameras and recording devices will not be permitted at the meeting.

Details of the business to be conducted at the annual meeting are given in the notice of annual meeting of stockholders and the proxy statement.

The Securities and Exchange Commission rules allow issuers to furnish proxy materials to stockholders in one of two ways; the “full set delivery” option or the notice only option. We have elected to use the “full set delivery” option, meaning we will deliver paper copies of all proxy materials to each stockholder, as well as provide access to such proxy materials on the Internet. Beginning on [●], 2020, stockholders may access and print our proxy materials at www.proxyvote.com using the control number located on each proxy card.

On behalf of the board of directors, I want to thank you for your support of Gogo.

Sincerely,

Oakleigh Thorne
Chief Executive Officer and President

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GOGO INC.

111 N. Canal St., Suite 1500

Chicago, Illinois 60606

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 29, 2020

To the Stockholders of Gogo Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the “Annual Meeting”) of Gogo Inc., a Delaware corporation (“Gogo” or the “Company”), will be held on April 29, 2020, at 9:00 a.m. Central Time, at Gogo’s corporate headquarters at 111 N. Canal St., Chicago, Illinois 60606 for the following purposes:

1.	Election of two Class I directors to serve until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified;

2.	A non-binding advisory vote approving executive compensation;

3.	Approval of an amendment to the Gogo Inc. Employee Stock Purchase Plan;

4.	Approval of a stock option exchange program;

5.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2020; and

6.	Transaction of any other business that may properly be brought before the Annual Meeting.

Our board of directors has fixed the close of business on March 3, 2020 as the record date for determining holders of our common stock entitled to notice of, and to vote at, the Annual Meeting.

Our board of directors recommends that you vote FOR the election of each of the director nominees named in Proposal No. 1 of the proxy statement, FOR the approval of executive compensation as described in Proposal No. 2 of the proxy statement, FOR the approval of an amendment to the Gogo Inc. Employee Stock Purchase Plan as described in Proposal No. 3 of the proxy statement, FOR the approval of a stock option exchange program

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as described in Proposal No. 4 of the proxy statement and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm as described in Proposal No. 5 of the proxy statement.

For our Annual Meeting, we have elected to use the “full set delivery” option to provide our proxy materials to stockholders. Consequently, we will deliver all proxy materials to our stockholders by mail, as well as provide access to such proxy materials on the Internet at www.proxyvote.com, which may be accessed using the control number located on each proxy card.

You are cordially invited to attend the Annual Meeting, but whether or not you expect to attend in person, you are urged to mark, date and sign your proxy card and return it by mail or follow the alternative voting procedures described in this proxy statement or the proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

Marguerite M. Elias
Executive Vice President, General Counsel and Secretary

Chicago, Illinois

[●], 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 29, 2020:

THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE ACCOMPANYING PROXY STATEMENT AND OUR 2019 ANNUAL REPORT TO STOCKHOLDERS ARE ALL AVAILABLE AT WWW.PROXYVOTE.COM AND MAY BE ACCESSED USING THE CONTROL NUMBER LOCATED ON EACH PROXY CARD.

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GOGO INC.

111 N. Canal St., Suite 1500

Chicago, Illinois 60606

2020 PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Gogo Inc.’s 2020 Annual Meeting Information

Date and Time:	April 29, 2020, at 9:00 a.m. Central Time.

Place:	Gogo’s corporate headquarters, located at 111 N. Canal St., Chicago, Illinois 60606.

Record Date:	March 3, 2020.

Voting:	Holders of common stock are entitled to one vote per share.

Admission:	To attend the meeting in person you will need proof of your share ownership as of the record date and a form of government-issued photo identification.

Date of Mailing:	This proxy statement and accompanying form of proxy will be mailed to stockholders on or about [●], 2020.

Items of Business

Proposals	Board Vote Recommendation	Page Reference (for more information)

1. Election of the two directors named in this proxy statement	FOR	72

2. Advisory vote approving executive compensation	FOR	73

3. Approval of an amendment to the Gogo Inc. Employee Stock Purchase Plan	FOR	75

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Proposals	Board Vote Recommendation	Page Reference (for more information)

4. Approval of a stock option exchange program	FOR	80

5. Ratification of the appointment of our independent registered public accounting firm	FOR	89

Board Structure

Gogo Inc. (“Gogo” or the “Company”) currently has nine directors divided into three classes: two in Class I, four in Class II and three in Class III. The terms of office of the two Class  I directors expire at the Annual Meeting.

Election of Class I Directors

The two nominees for election as Class I directors are listed below. If elected, the nominees for election as Class I directors will serve for a term of three years or until their successors are duly elected and qualified. If you sign and return the accompanying proxy, your shares will be voted for the election of the two Class I nominees recommended by the board of directors unless you choose to withhold authority to vote for any of the nominees. If any nominee for any reason is unable to serve or will not serve, your proxy may be voted for a substitute nominee designated by the board of directors as the proxy holders may determine. The board is not aware of any nominee who will be unable to or will not serve as a director. There is no cumulative voting.

In order to be elected, a nominee must receive a plurality of the votes validly cast at the Annual Meeting. Therefore, the two nominees who receive the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named. The Class I nominees are as follows:

Name	Age	Director Since	Occupation	Board Committees	Independent
Hugh W. Jones	56	2016	Co-founder of Basalt Investments, LLC	Audit and Compensation	Yes
Oakleigh Thorne	62	2006	President and Chief Executive Officer of Gogo Inc.	None	No

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Additional information about the two director nominees, as well as the Class II and Class III directors who will continue to serve after the Annual Meeting, is provided on page 13.

Advisory Vote on Executive Compensation

The board is asking you to vote to approve the compensation of our named executive officers, often referred to as a “say-on-pay” advisory vote. While the advisory vote is not binding on our board of directors, the board and Compensation Committee will take into account the result of the vote when determining future executive compensation arrangements. For more information, see page 73.

Approval of an Amendment to the Gogo Inc. Employee Stock Purchase Plan

The board is asking you to approve an amendment to the Gogo Inc. Employee Stock Purchase Plan. For more information, see page 75.

Approval of a Stock Option Exchange Program

The board is asking you to approve a stock option exchange program. For more information, see page 80.

Ratification of the Appointment of the Independent Registered Public Accounting Firm

The board is asking you to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the 2020 fiscal year. For more information, see page 89.

2021 Annual Meeting

Pursuant to Securities and Exchange Commission (“SEC”) Rule 14a-8, stockholder proposals submitted for inclusion in the proxy statement for our 2021 annual meeting of stockholders must be received by us by [●], 2020. For more information, see page 90.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE

ANNUAL MEETING

This proxy statement and proxy card are furnished in connection with the solicitation of proxies to be voted at our annual meeting of stockholders, which will be held at 9:00 a.m. Central Time, on April 29, 2020, at Gogo’s corporate headquarters at 111 N. Canal St., Chicago, Illinois 60606 (the “Annual Meeting”). On or about [●], 2020, we began mailing to stockholders of record this proxy statement and proxy card.

Why am I receiving this proxy statement and proxy card?

You have received these proxy materials because our board of directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement describes issues on which we would like you to vote at our Annual Meeting. It also gives you information on these issues so that you can make an informed decision.

Because you own shares of our common stock, our board of directors has made this proxy statement and proxy card available to you on the Internet, in addition to delivering printed versions of this proxy statement and proxy card by mail.

When you vote by using the Internet or by signing and returning the proxy card you received by mail, you appoint Marguerite M. Elias and Victoria Pool (with full power of substitution) as your representatives at the Annual Meeting. They will vote your shares at the Annual Meeting as you have instructed or, if an issue that is not on the proxy card comes up for vote, in accordance with their best judgment. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by using the Internet or by signing and returning your proxy card. If you vote via the Internet, you do not need to return your proxy card.

Are you planning on making the proxy materials only available by Internet this year, unless paper copies are requested?

No. Pursuant to rules adopted by the SEC, we are permitted to select between two options for making proxy materials available to our stockholders. Although in the past we have selected the notice only option and mailed a Notice of Internet Availability of Proxy Materials instead of a printed set of proxy materials, this year we have selected the “full set delivery” option and so are providing paper copies of proxy materials to all of our stockholders. Our proxy materials and 2019 Annual Report to Stockholders are also available via the Internet at www.proxyvote.com, which may be accessed using the control number located on each proxy card. We may decide not to use the “full set delivery” option in the future; however, should we choose not to use the “full set delivery” option, you will still have the right to request a free set of proxy materials by mail.

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Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on March 3, 2020 are entitled to vote. March 3, 2020 is referred to as the record date. In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be available in electronic form at the Annual Meeting site on April 29, 2020 and will be accessible in electronic form for ten days before the meeting at our principal place of business, 111 N. Canal St., Suite 1500, Chicago, IL 60606, between the hours of 9:00 a.m. and 5:00 p.m. Central Time.

How many votes is each share of common stock entitled to?

Holders of common stock are entitled to one vote per share. On the record date, there were 88,441,299 shares of our common stock outstanding and entitled to vote.

How do I vote at the Annual Meeting?

Stockholders of record may vote by using the Internet or by mail as described below. Stockholders also may attend the Annual Meeting and vote in person. If you hold shares through a bank or broker, please refer to your proxy card or other information forwarded by your bank or broker to see which voting options are available to you.

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You may vote by using the Internet. The address of the website for Internet voting is www.proxyvote.com which may be accessed using the control number located on each proxy card. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on April 28, 2020. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

•	You may vote by mail. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope.

The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. Written ballots will be passed out to anyone who wants to vote at the Annual Meeting. If you hold your shares in “street name,” you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the Annual Meeting.

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How do I change or revoke my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	submitting a subsequent proxy by using the Internet prior to 11:59 p.m. Eastern Time on April 28, 2020;
•	sending written notice of revocation prior to the Annual Meeting to our Corporate Secretary at 111 N. Canal St., Suite 1500, Chicago, IL 60606; or
•	voting in person at the Annual Meeting.

If you hold shares through a bank or broker, please refer to your proxy card or other information forwarded by your bank or broker to see how you can revoke your proxy and change your vote.

Attendance at the Annual Meeting will not by itself revoke a proxy.

How many votes do you need to hold the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. If a quorum is present, we can hold the Annual Meeting and conduct business.

On what items am I voting?

You are being asked to vote on five items:

•	to elect two directors nominated by the board of directors and named in the proxy statement to serve until our 2023 annual meeting of stockholders or until their successors are elected and qualified;
•	to approve executive compensation in a non-binding advisory vote;
•	to approve an amendment to the Gogo Inc. Employee Stock Purchase Plan;
•	to approve a stock option exchange program; and
•	to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

No cumulative voting rights are authorized, and dissenters’ rights are not applicable to these matters.

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How does the board of directors recommend that I vote?

The board recommends that you vote as follows:

•	FOR each of the director nominees;
•	FOR the approval of executive compensation;
•	FOR the approval of an amendment to the Gogo Inc. Employee Stock Purchase Plan;
•	FOR the approval of a stock option exchange program; and
•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

How may I vote in the election of directors, and how many votes must the nominees receive to be elected?

With respect to the election of directors, you may:

•	vote FOR both nominees for director;
•	vote FOR only one of the nominees for director and WITHHOLD from voting on the remaining nominee for director; or
•	WITHHOLD from voting on both nominees for director.

The Company’s Amended and Restated Bylaws (the “Bylaws”) provide for the election of directors by a plurality of the votes cast. This means that the two individuals nominated for election to the board of directors who receive the most “FOR” votes (among votes properly cast in person or by proxy) will be elected.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the board may either:

•	reduce the number of directors that serve on the board; or
•	designate a substitute nominee.

If the board designates a substitute nominee, shares represented by proxies voted for the nominee who is unable to stand for election will be voted for the substitute nominee.

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How may I vote for the non-binding advisory vote approving executive compensation, and how many votes must this proposal receive to pass?

With respect to this proposal, you may:

•	vote FOR the approval of executive compensation;
•	vote AGAINST the approval of executive compensation; or
•	ABSTAIN from voting on the proposal.

In order to pass, the proposal must receive the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting by the holders of common stock who are present in person or by proxy. In accordance with applicable law, this vote is “advisory,” meaning it will serve as a recommendation to our board of directors, but will not be binding. However, our Compensation Committee will consider the outcome of the vote when making future compensation decisions for our executive officers. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

How may I vote for the proposal to approve an amendment to the Gogo Inc. Employee Stock Purchase Plan?

With respect to this proposal, you may:

•	vote FOR the approval of an amendment to the Gogo Inc. Employee Stock Purchase Plan;
•	vote AGAINST the approval of an amendment to the Gogo Inc. Employee Stock Purchase Plan; or
•	ABSTAIN from voting on the proposal.

In order to pass, the proposal must receive the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting by the holders of common stock who are present in person or by proxy. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

How may I vote for the proposal to approve a stock option exchange program?

With respect to this proposal, you may:

•	vote FOR the approval of a stock option exchange program;
•	vote AGAINST the approval of a stock option exchange program; or
•	ABSTAIN from voting on the proposal.

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In order to pass, the proposal must receive the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting by the holders of common stock who are present in person or by proxy. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

How may I vote for the proposal to ratify the appointment of our independent registered public accounting firm, and how many votes must this proposal receive to pass?

With respect to this proposal, you may:

•	vote FOR the ratification of the accounting firm;
•	vote AGAINST the ratification of the accounting firm; or
•	ABSTAIN from voting on the proposal.

In order to pass, the proposal must receive the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting by the holders of common stock who are present in person or by proxy. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed card but do not provide voting instructions, your shares will be voted as follows:

•	FOR each of the two director nominees;
•	FOR the approval of executive compensation;
•	FOR the approval of an amendment to the Gogo Inc. Employee Stock Purchase Plan;
•	FOR the approval of a stock option exchange program;
•	FOR the ratification of the appointment of our independent registered public accounting firm; and
•	At the discretion of the proxy holders, either FOR or AGAINST any other matter or business that may properly come before the Annual Meeting.

Will my shares be voted if I do not vote by using the Internet or by signing and returning my proxy card?

If you do not vote by using the Internet or by signing and returning your proxy card, then your shares will not be voted and will not count in deciding the matters presented for stockholder consideration at the Annual Meeting.

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If your shares are held in street name through a bank or broker, your bank or broker may vote your shares under certain limited circumstances if you do not provide voting instructions before the Annual Meeting, in accordance with the Nasdaq rules that govern the banks and brokers. These circumstances include voting your shares on “routine matters,” such as the ratification of the appointment of our independent registered public accountants described in this proxy statement. With respect to this proposal, therefore, if you do not vote your shares, your bank or broker may vote your shares on your behalf or leave your shares unvoted.

The election of directors, the non-binding advisory vote approving executive compensation, the approval of an amendment to the Gogo Inc. Employee Stock Purchase Plan and the approval of a stock option exchange program are not considered routine matters under the Nasdaq rules relating to voting by banks and brokers. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Broker non-votes that are represented at the Annual Meeting will be counted for purposes of establishing a quorum, but not for determining the number of shares voted for or against the non-routine matter.

We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the Annual Meeting in accordance with your wishes.

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What is the vote required for each proposal to pass, and what is the effect of abstentions or withheld votes and uninstructed shares on the proposals?

The following table summarizes the board’s recommendation on each proposal, the vote required for each proposal to pass and the effect of abstentions or withheld votes and uninstructed shares on each proposal.

Proposal Number	Item	Board Voting Recommendation	Votes Required for Approval	Abstentions/ Withheld Votes	Broker Non-Votes

1	Election of Directors	FOR	The two nominees who receive the most FOR votes properly cast in person or by proxy and entitled to vote will be elected	No effect	No effect
2	Advisory vote approving executive compensation	FOR	Majority of the voting power of the shares present in person or by proxy and entitled to vote	Count as votes against	No effect
3	Approval of an amendment to the Gogo Inc. Employee Stock Purchase Plan	FOR	Majority of the voting power of the shares present in person or by proxy and entitled to vote	Counts as votes against	No effect
4	Approval of a stock option exchange program	FOR	Majority of the voting power of the shares present in person or by proxy and entitled to vote	Counts as votes against	No effect
5	Ratification of independent registered public accounting firm	FOR	Majority of the voting power of the shares present in person or by proxy and entitled to vote	Count as votes against	Discretionary voting by broker permitted

What do I need to show to attend the Annual Meeting in person?

You will need proof of your share ownership (such as a recent brokerage statement or letter from your broker showing that you owned shares of Gogo Inc. common stock as of March 3, 2020 if you hold your shares through a broker) and a form of government-issued photo identification. If you do not have proof of ownership and valid photo identification, you may not be admitted to the Annual Meeting. All bags, briefcases and packages will be held at registration and will not be allowed in the meeting.

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Can I receive future proxy materials and annual reports electronically?

Yes. You may access this proxy statement and the annual report by accessing the website located at www.proxyvote.com using the control number located on each proxy card. Instead of receiving future proxy materials in the mail, you can elect to receive an email that provides a link to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our annual meetings, and will give you an automatic link to the proxy voting site.

If you are a stockholder of record and wish to enroll in the electronic proxy delivery service for future meetings, you may do so by going to www.proxyvote.com and following the prompts.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following sections provide an overview of our corporate governance structure and processes. Among other topics, we describe how we select directors, how we consider the independence of our directors and key aspects of our board operations.

The Company’s Bylaws provide that the board of directors shall consist of not fewer than three directors, with the exact number to be fixed by the board of directors. The board of directors has fixed the current number of directors at 10, and there is currently one vacancy.

The Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) divides the board into three classes, as nearly equal in number as possible, with the terms of office of the directors of each class ending in different years. Class I currently has two directors, Class II currently has four directors and Class III currently has three directors. The terms of directors in Classes I, II and III end at the annual meetings in 2020, 2021 and 2022, respectively.

Director	Age	Position	Director Since
	Class I Directors for election at the 2020 Annual Meeting
Hugh W. Jones	56	Director	2016
Oakleigh Thorne	62	President and Chief Executive Officer	2006
	Class II Directors for election at the 2021 Annual Meeting
Ronald T. LeMay	74	Chairman of the Board	2006
Michele Coleman Mayes	70	Director	2016
Robert H. Mundheim	87	Director	2012
Harris N. Williams	50	Director	2010
	Class III Directors for election at the 2022 Annual Meeting
Robert L. Crandall	84	Director	2006
Christopher D. Payne	51	Director	2014
Charles C. Townsend	71	Director	2010

At each annual meeting of the stockholders, the successors of the directors whose term expires at that meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The board of directors is therefore asking you to elect the two nominees for director whose terms expire at the Annual Meeting. Hugh W. Jones and Oakleigh Thorne, our current Class I directors, have been nominated for reelection at the Annual Meeting. See “Proposal 1: Election of Directors” on page 72.

Directors are elected by a plurality. Therefore, the two nominees who receive the most “FOR” votes will be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named. There is no cumulative voting. If you sign and return the

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accompanying proxy card, your shares will be voted for the election of the two nominees recommended by the board of directors unless you choose to withhold your vote against any or all of the nominees. If any nominee for any reason is unable to serve or will not serve, proxies may be voted for such substitute nominee as the proxy holders may determine. The Company is not aware of any nominee who will be unable to or will not serve as a director.

Biographical information for each nominee and continuing director is set forth below. We have also identified for each individual the business experience, qualifications, attributes and skills that underlie the board of directors’ and Nominating and Corporate Governance Committee’s belief that each individual is a valuable member of the board of directors. The persons who have been nominated for election and are to be voted upon at the Annual Meeting are listed first, with continuing directors following thereafter.

Class I Nominees

Hugh W. Jones is a co-founder of Basalt Investments, LLC. Mr. Jones previously served as President of Sabre Airline Solutions from April 2011 to August 2017. From 1996 to 2011, Mr. Jones held a number of other executive positions at Sabre including COO of Sabre Travel Network and Airline Solutions. Before joining Sabre, Mr. Jones served as the president and CEO of Travelocity. Mr. Jones has served on the board of directors of the travel technology company Travelport (formally Toro Private OpCo, LTD) since May 2019. He began his career in the travel industry at American Airlines in 1988, serving in a variety of finance positions.

Mr. Jones’s specific qualifications, experience, skills and expertise include:

•	Core business skills, including financial, operating and management;
•	Finance, financial reporting, compliance and controls expertise; and
•	A deep understanding of the airline technology and ecommerce industries.

Oakleigh Thorne has served as our President and Chief Executive Officer since March 4, 2018. Mr. Thorne also serves as the CEO of Thorndale Farm, L.L.C., which oversees investment of Thorne family assets. From 1996 to 2009, Mr. Thorne served as the Co-President of Blumenstein/Thorne Information Partners, L.L.C., a private equity and venture capital firm. From 2000 to 2007, Mr. Thorne served as Chairman and CEO of eCollege.com, a then-publicly traded provider of outsourced eLearning solutions, and he previously served as CEO of Commerce Clearing House Inc. and as a director of ShopperTrak and MachineryLink. Mr. Thorne currently serves as a director of Helix Education, Inc. Mr. Thorne served as a member of the board of directors of Aircell, our predecessor company, from 2003 until January 2007.

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Mr. Thorne’s specific qualifications, experience, skills and expertise include:

•	Core business skills, including financial and strategic planning;
•	Finance, financial reporting, compliance and controls expertise; and
•	A deep understanding of our Company and industry.

Continuing Directors

Class II Directors – Terms Expiring at the 2021 Annual Meeting:

Ronald T. LeMay has served as Chairman and CEO of Main Street Data, Inc. (an advanced analytics company) and Aquarius Solutions, Inc. (an asset utilization company) since January 2017, and as Managing Director of OpenAir Equity Partners (a venture capital firm formed to make early stage investments in wireless companies) since September 2008. In addition, Mr. LeMay has served as Chairman of the Board of October Capital (a private investment company) since February 2001 and Razorback Capital (a private investment company) since August 2006 and as a director of Zubie, Inc. from May 2016 to present and Hyla, Inc. from September 2010 to present. Previously, Mr. LeMay served as Representative Executive Officer of Japan Telecom from November 2003 until the sale of the company in July 2004 and as President and Chief Operating Officer of Sprint Corporation from October 1997 until April 2003. Mr. LeMay was a director of Imation from July 1996 (except for the period from August 5, 1997 to December 31, 1997) until his retirement from the board in May 2012 and was a director of Allstate Corporation until he retired from the board in May 2014. Mr. LeMay has served as the Chairman of our board of directors since July 2006. He served as our Executive Chairman from July 2006 to June 2013, except during the period from July 2009 to February 2010, during which he served as our Chief Executive Officer.

Mr. LeMay’s qualifications, experience, skills and expertise include:

•	Operating and management experience;
•	Core business skills, including financial and strategic planning; and
•	A deep understanding of our Company and its history, culture and industry.

Michele Coleman Mayes currently serves as Vice President, General Counsel and Secretary for the New York Public Library (NYPL). She joined NYPL in August 2012 after serving as Executive Vice President and General Counsel for Allstate Insurance Company since 2007. Prior to Allstate, she served as a Senior Vice President and the General Counsel of Pitney Bowes Inc. from 2003 to 2007 and in several legal capacities at Colgate-Palmolive from 1992 to 2003. In 1982, Ms. Mayes entered the corporate sector as managing attorney of Burroughs Corporation. After Burroughs and Sperry Corporation merged, creating Unisys Corporation, she was appointed Staff Vice President and Associate General Counsel for Worldwide Litigation. From 1976 through 1982, she served in the U.S. Department of Justice

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as an Assistant United States Attorney in Detroit and Brooklyn, eventually assuming the role of Chief of the Civil Division in Detroit. She chaired the American Bar Association Commission on Women in the Profession from 2014 to 2017 and is on the Board of Trustees of the American College of Corporate Governance Counsel. Ms. Mayes served as a director of Assurant, Inc. from 2004 to 2007, where she also served as a member of the Audit Committee and Chairman of the Nominating and Governance Committee.

Ms. Mayes’s specific qualifications, experience, skills and expertise include:

•	Legal, analytical and governance skills;
•	Core business skills and leadership experience; and
•	Expertise in civil litigation and governance matters.

Robert H. Mundheim has been Of Counsel to Shearman & Sterling LLP since 2000. Since 2012, Mr. Mundheim has also served as a Professor of Corporate Law and Finance at the University of Arizona James E. Rogers College of Law. From 1992 to 1999, Mr. Mundheim was Executive Vice President and General Counsel of Salomon Inc. and Senior Executive Vice President and General Counsel of Salomon Smith Barney Holdings Inc., and prior to that, he was Co-Chairman of the New York law firm of Fried, Frank, Harris, Shriver & Jacobson LLP and University Professor of Law and Finance at the University of Pennsylvania Law School, where he taught since 1965 and served as Dean from 1982 to 1989. Mr. Mundheim has also served as General Counsel to the U.S. Treasury Department, Special Counsel to the Securities and Exchange Commission and Vice Chairman, Governor-at-Large and a member of the Executive Committee of the National Association of Securities Dealers. He previously served as Chairman of the board of directors of Quadra Realty Trust, Inc. and as a director of Weeden & Co. LP, eCollege.com, Benjamin Moore & Co., Commerce Clearing House Inc., Arnhold & S. Bleichroeder Holdings, Inc., Hypo Real Estate Holding AG and First Pennsylvania Bank. Mr. Mundheim currently serves as a member of the Board of Trustees of the New School and the Board of Trustees of the Curtis Institute of Music, a Trustee of the American College of Corporate Governance Counsel and a director of the Salzburg Global Seminar.

Mr. Mundheim’s specific qualifications, experience, skills and expertise include:

•	Extensive experience and expertise on corporate governance matters;
•	Core business skills, including financial and strategic planning; and
•	Finance, compliance and controls expertise.

Harris N. Williams serves as Senior Managing Director of WF Investment Management LLC, a diversified asset management business. From 2005 to 2013, Mr. Williams was an executive with Ripplewood Holdings, LLC, a global private equity firm focused on control investments, serving as Managing Director since 2007. Prior to 2005,

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Mr. Williams was in the Investment Banking division of Credit Suisse, primarily focused on mergers and acquisitions and leveraged buyouts. Mr. Williams’s industry areas of focus have included Technology, Media, Financial Services, Healthcare, Industrials and Hospitality on a global basis. Mr. Williams served on the board of directors of 3W Power Holdings Ltd. from 2011 to 2013, where he also served as Chairman of the Audit Committee.

Mr. Williams’s specific qualifications, experience, skills and expertise include:

•	Core business skills, including financial and strategic planning; and
•	Expertise in financial management and financial reporting.

Class III Directors – Terms Expiring at the 2022 Annual Meeting:

Robert L. Crandall is the former chairman and CEO of AMR Corporation and American Airlines. Mr. Crandall served as a member of the board of directors of Aircell, our predecessor company, from 2003 until January 2007.

Mr. Crandall’s specific qualifications, experience, skills and expertise include:

•	Operating and management experience;
•	Core business skills, including financial and strategic planning; and
•	A deep understanding of the airline industry.

Christopher D. Payne has served as the Chief Operating Officer of DoorDash Inc. since January 2016. Mr. Payne was formerly the CEO of Tinder, Inc. from March 2015 to September 2015, the Senior Vice President, North American Marketplaces of eBay Inc. from September 2010 to December 2014 and the founder and CEO of Positronic, Inc. from July 2007 until December 2008, when it was sold to eBay. Mr. Payne previously served as a Vice President at Amazon from 1998 to 2001 and a Vice President at Microsoft from 2001 to 2007. Mr. Payne also was on the board of directors of Rue La La from July 2011 to October 2013.

Mr. Payne’s specific qualifications, experience, skills and expertise include:

•	Operating and management experience;
•	Core business skills, including financial and strategic planning; and
•	A deep understanding of the technology and e-commerce industries.

Charles C. Townsend currently serves as Managing General Partner of Bluewater Wireless II, L.P. Mr. Townsend founded Aloha Partners LP in 2001 and served as its Managing General Partner until 2008. Mr. Townsend has served on the Board of Directors of CTIA, a trade association representing the wireless telecommunications industry, from 2017 to the present. Since January 2004, Mr. Townsend has also served as President of Pac 3, LLC.

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Mr. Townsend’s specific qualifications, experience, skills and expertise include:

•	Core business skills, including financial and strategic planning;
•	A deep understanding of the telecommunications industry; and
•	Extensive knowledge of wireless spectrum valuations and uses.

Selecting Nominees for Director

Our board has delegated to the Nominating and Corporate Governance Committee the responsibility for reviewing and recommending to the board nominees for director. In accordance with our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee, in evaluating director candidates, recommends to the board appropriate criteria for the selection of new directors based on the strategic needs of the Company and the board, periodically reviews the criteria adopted by the board and, if deemed desirable, recommends changes to such criteria.

The board values diversity, in its broadest sense, reflecting, but not limited to, profession, geography, gender, ethnicity, skills and experience, and when conducting a search endeavors to include individuals who would add diversity to the board, including women and minority candidates, in the qualified pool from which board candidates are chosen. From time to time stockholders, prospective candidates or other third parties may present an individual to the Nominating and Corporate Governance Committee for consideration, in which case the board may, if such individual meets the criteria for membership and is expected to make significant contributions to the Company, elect such individual to the board without conducting a search.

The Nominating and Corporate Governance Committee is responsible for recommending to the board nominees for election to the board at each annual meeting of stockholders and for identifying one or more candidates to fill any vacancies that may occur on the board. New candidates may be identified through recommendations from independent directors or members of management, search firms, discussions with other persons who may know of suitable candidates to serve on the board, and stockholder recommendations. Evaluations of prospective candidates typically include a review of the candidates’ background and qualifications by the Nominating and Corporate Governance Committee, interviews with the Committee as a whole, one or more members of the Committee, or one or more other board members, and discussions within the Committee and the full board. The Nominating and Corporate Governance Committee then recommends candidates to the full board, with the full board selecting the candidates to be nominated for election by the stockholders or to be elected by the board to fill a vacancy.

The Nominating and Corporate Governance Committee will consider director candidates proposed by stockholders as well as recommendations from other sources. Any

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stockholder who wishes to recommend a prospective candidate for the board of directors for consideration by the Nominating and Corporate Governance Committee may do so by submitting the name and qualifications of the prospective candidate in writing to the following address: Corporate Secretary, 111 N. Canal St., Suite 1500, Chicago, Illinois 60606. Any such submission should also describe the experience, qualifications, attributes and skills that make the prospective candidate a suitable nominee for the board of directors. Our Bylaws set forth the requirements for direct nomination of an individual by a stockholder for election to the board of directors.

Director Independence

Under the Nasdaq listing standards, independent directors must comprise a majority of a listed company’s board of directors. In addition, the listing standards of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. In order to consider a director independent, the board of directors must affirmatively determine that he or she has no material relationship with Gogo Inc. and is independent under the independence criteria for directors established by Nasdaq, Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the independence criteria adopted by the board of directors. The independence criteria adopted by the board are set forth in the Company’s Corporate Governance Guidelines.

The board undertook an annual review of director independence in March 2020. As part of this review, the board considered whether there were any relationships between each director or any member of his or her immediate family and the Company. The board also examined whether there were any relationships between an organization of which a director is a partner, stockholder or executive officer and the Company. The purpose of this review was to determine whether any such relationships were inconsistent with a determination that a director is independent. As a result of this review, the board affirmatively determined that the following directors are independent directors: Robert Crandall, Hugh Jones, Ronald LeMay, Michele Coleman Mayes, Robert Mundheim, Christopher Payne, Charles Townsend and Harris Williams. Accordingly, eight of our nine directors are independent. The board also affirmatively determined that all directors serving on the Audit Committee satisfy the independence requirements of Nasdaq and the SEC relating to audit committee members and that all directors serving on the Compensation Committee satisfy the independence requirements of Nasdaq relating to compensation committee members.

Executive Sessions of Our Non-Management Directors

The Chairman of the Board and the full board each have authority to require the board to meet in executive sessions outside the presence of management. The independent directors meet at regularly scheduled executive sessions without management not less frequently than once per quarter.

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Board Leadership Structure

As noted in our Corporate Governance Guidelines, the board has no policy with respect to the separation of the offices of Chairman and Chief Executive Officer. The board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and Chief Executive Officer in any way that is in the best interests of the Company at a given point in time. Mr. LeMay, an independent director, currently serves as the Chairman of our board of directors.

Board’s Role in Risk Oversight

Our board is responsible for overseeing our risk management. Under its charter, the Audit Committee is responsible for reviewing and discussing our risk management practices, including the effectiveness of the systems and policies for risk assessment and risk management, the major financial risk exposures and the steps management has taken to monitor and control such exposures, any unusual material transactions and management, internal auditor and independent auditor reviews regarding policies, procedures and monitoring related to the Foreign Corrupt Practices Act and other anti-corruption statutes. The Audit Committee also oversees our corporate compliance and ethics programs, as well as the internal audit function. The board’s other independent committees oversee risks associated with their respective areas of responsibility. For example, the Compensation Committee considers the risks associated with our compensation policies and practices, with respect to both executive compensation and compensation generally. In addition to the committees’ work in overseeing risk management, our full board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed, and the board receives reports on risk management from senior officers of the Company and from the committee chairs. The board reviews periodic assessments obtained from the Company’s ongoing enterprise risk management process that are designed to identify potential events that may affect the achievement of the Company’s objectives.

The Company’s executive officers, including the General Counsel and Secretary, report directly to our Chief Executive Officer, providing him with visibility into the Company’s risk profile. The head of the Company’s internal audit function regularly reports to the Audit Committee, and each of the General Counsel and head of internal audit have regularly scheduled private sessions with the Audit Committee. The board of directors believes that the work undertaken by the committees of the board, together with the work of the full board of directors and our management, enables the board of directors to effectively oversee the Company’s risk management function.

Corporate Governance Guidelines, Committee Charters and Code of Business Conduct

Our Corporate Governance Guidelines are available on the corporate governance section of our investor relations website at www.ir.gogoair.com. The written charters for each

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of the Audit, Compensation and Nominating and Corporate Governance Committees also are available on the corporate governance section of our investor relations website at www.ir.gogoair.com.

We have a long-standing commitment to conduct our business in accordance with high ethical principles. Our Code of Business Conduct and Ethics applies to our directors, chief executive officer, chief financial officer, chief accounting officer and all other officers and employees. Our Code of Financial Ethics applies to our chief executive officer, chief financial officer, chief accounting officer and any other key employees performing finance or accounting functions. Copies of the Code of Business Conduct and Ethics and the Code of Financial Ethics may also be accessed on the corporate governance section of our investor relations website at www.ir.gogoair.com.

Committees of the Board

Our board of directors has three committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The following table shows the current members of each committee and the number of meetings held during fiscal year 2019.

Director	Audit	Compensation	N&CG
Robert L. Crandall	✓	✓
Hugh W. Jones	✓	✓
Ronald T. LeMay
Michele Coleman Mayes	✓		✓*
Robert H. Mundheim		✓*	✓
Christopher D. Payne
Oakleigh Thorne
Charles C. Townsend		✓
Harris N. Williams	✓*
Number of meetings	7	6	3

  ✓= current committee member; * = chair

Audit Committee. Our Audit Committee is responsible, among its other duties and responsibilities, for overseeing our accounting and financial reporting processes, the audits of our financial statements, the qualifications and independence of our independent registered public accounting firm, the effectiveness of our internal control over financial reporting and the performance of our internal audit function and independent registered public accounting firm. Our Audit Committee reviews and assesses the qualitative aspects of our financial reporting, our processes for managing business and financial risks, and our compliance with legal, ethical and regulatory requirements. Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm.

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During fiscal year 2019, the Audit Committee held seven meetings. The Audit Committee is currently composed of Messrs. Williams (chair), Crandall and Jones and Ms. Mayes. Each member of our Audit Committee meets the Nasdaq independence requirements, is financially literate, and is an independent director under Rule 10A-3 under the Exchange Act. Our board has determined that Mr. Crandall is an audit committee financial expert as defined by the SEC.

Compensation Committee. Our Compensation Committee is responsible, among its other duties and responsibilities, for reviewing and approving all forms of compensation to be provided to, and employment agreements with, the executive officers and directors of the Company and its subsidiaries (including the Chief Executive Officer), establishing the general compensation policies of the Company and its subsidiaries and reviewing, approving and overseeing the administration of the employee benefits plans of the Company and its subsidiaries. Our Compensation Committee also periodically reviews development and succession plans for executive officers.

During fiscal year 2019, the Compensation Committee held six meetings. The Compensation Committee is currently composed of Messrs. Mundheim (chair), Townsend, Crandall and Jones. Each member of our Compensation Committee meets the Nasdaq independence requirements and is an outside director under Section 162(m) of the Internal Revenue Code. If all directors serving on the Compensation Committee do not meet the “non-employee director” requirements of SEC Rule 16b-3, the Compensation Committee will delegate to a special Section 16b-3 subcommittee consisting of those Compensation Committee members who meet such requirements the authority to approve grants of equity-based compensation subject to Section 16(b) of the Exchange Act. The Compensation Committee also from time to time delegates authority to our Chief Executive Officer to approve equity grants to non-executive officers and other employees.

The Compensation Committee retained Compensation Strategies, Inc. during 2019 to provide executive compensation consulting services. Compensation Strategies, Inc. reports directly to the Compensation Committee, and does not provide any other services to the Company. After a review of the applicable factors prescribed by the SEC and Nasdaq, the Company determined that Compensation Strategies, Inc. is independent.

For additional information about the Compensation Committee’s processes and the role of executive officers and compensation consultants in determining compensation, see “Executive Compensation—Compensation Discussion and Analysis.”

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is responsible, among its other duties and responsibilities, for identifying and recommending candidates for election to our board (including candidates proposed by stockholders), reviewing the composition of the board and its committees, developing corporate governance guidelines and recommending them to the board for approval, and managing the board’s annual self-evaluation process.

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During fiscal year 2019, the Nominating and Corporate Governance Committee held three meetings. The Nominating and Corporate Governance Committee is currently composed of Ms. Mayes (chair) and Mr. Mundheim. Each member of the Nominating and Corporate Governance Committee meets the Nasdaq independence requirements.

Meetings of the Board of Directors and Attendance at the Annual Meeting

Our board of directors held seven meetings during fiscal year 2019. Each of our directors attended at least 75% of the total number of meetings of the board and any committees of which he/she was a member during the time in which such director served on the board or any committee. It is the board’s policy that our directors attend our annual meetings. All members of the board serving as directors at the time of the 2019 annual meeting attended the 2019 annual meeting.

Plurality Voting for Directors and Director Resignation Policy

The Company’s Bylaws provide for the election of directors by a plurality of the votes cast. This means that the two individuals nominated for election to the board of directors at the Annual Meeting who receive the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. In addition, it is the Company’s policy that if (i) a director ceases to be employed by his or her principal employer, commences employment with a new employer or, while remaining employed by the same employer, undergoes a significant change in his or her position or employment responsibilities, (ii) an independent director ceases to qualify as such, or (iii) a nominee for director, in an uncontested election of directors, receives a greater number of votes “withheld” from his or her election than votes “for” his or her election, the affected director will be required to promptly tender to the board his or her resignation as director. The Nominating and Corporate Governance Committee will consider the tendered resignation and recommend to the board whether to accept or reject the resignation, and the board will make such determination, based on a review of whether the individual continues to satisfy the board’s membership criteria and any other matters that the board may consider relevant to its determination.

Succession Planning and Management Development

We are focused on talent development at all levels within our organization. Among the Compensation Committee’s key responsibilities is to ensure that management establishes and the Committee oversees an effective executive succession plan. The board regularly reviews the succession plans that support our overall business strategy, with a focus on key positions at the senior officer level. The board recognizes that succession planning and talent management are closely connected to risk management. Potential leaders are given exposure and visibility to board members through formal presentations and informal events. More broadly, the board is regularly updated on key talent indicators for the overall workforce, including through diversity, recruiting and development programs.

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Security Ownership Policies

The Company’s policies prohibit directors, officers and employees, their immediate family members living in their households and other persons living in their households (“Company Associated Persons”) from engaging in short sales and transactions in puts, calls or other derivative transactions with respect to the equity of the Company or its affiliates. The Company’s policies also discourage Company Associated Persons from engaging in hedging or monetization transactions involving securities of the Company or its affiliates (such as zero-cost collars and forward sale transactions) that allow a person to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. Any Company Associated Person wishing to enter into such hedging arrangement must first pre-clear the proposed transaction with the office of the General Counsel of the Company. Any request for pre-clearance of a hedging or similar arrangement must be submitted to the General Counsel of the Company at least two weeks before the proposed execution of documents evidencing the proposed transaction. The office of the General Counsel will then determine whether the transaction may proceed. The Company further requires that pledges by directors and executive officers of securities of the Company or its affiliates made after April 2018 be approved in advance by the board of directors or a committee designated by the board of directors.

Executive Officers

Our executive officers are designated by, and serve at the discretion of, our board of directors. There are no family relationships among any of our directors or executive officers. Our executive officers are as follows:

Executive Officer	Age	Position
Oakleigh Thorne	62	Director, President and Chief Executive Officer
Sergio Aguirre	56	President, Business Aviation
Jonathan B. Cobin	46	Executive Vice President and Chief Strategy Officer
Marguerite M. Elias	65	Executive Vice President, General Counsel and Secretary
Barry Rowan	63	Executive Vice President and Chief Financial Officer
John Wade	56	President, Commercial Aviation
Michael Bayer	51	Senior Vice President, Controller and Chief Accounting Officer
Karen Jackson	50	Executive Vice President, Chief People Experience Officer

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Mr. Thorne’s biography and related information may be found above in the section titled “Directors, Executive Officers and Corporate Governance—Class I Nominees.” The following is biographical information for our other executive officers:

Sergio Aguirre joined us in February 2007. In December 2017, Mr. Aguirre became our Senior Vice President and General Manager of Business Aviation, and in May 2018, he became our President, Business Aviation division. From 2001 to 2007, Mr. Aguirre was employed as the director of sales for Securaplane Technologies Inc. Mr. Aguirre has more than 30 years’ experience in the aviation industry and has served in a variety of positions, including mechanics, sales, product development and management. Mr. Aguirre received a Bachelor of Arts from Orange Coast College and completed Harvard Business School’s Advanced Management Program.

Jonathan B. Cobin joined us in April 2010. In January 2017, Mr. Cobin became our Chief Commercial Officer, and in May 2018, he became our Executive Vice President and Chief Strategy Officer. From September 2003 to January 2010, Mr. Cobin was employed by Centennial Communications, a regional telecommunications service provider, principally in the role of Vice President Strategic Planning. Previously, Mr. Cobin held positions of increasing responsibility as a strategy consultant at Dean & Company and in the investment banking group at J.P. Morgan. He received his Master’s degree in Business Administration from the Stanford University Graduate School of Business and a Bachelor of Arts from Dartmouth College.

Marguerite M. Elias joined us in September 2007. From June 2004 until July 2007, Ms. Elias served as Senior Vice President and General Counsel of eCollege.com, a publicly traded provider of outsourced eLearning solutions, where she was responsible for all legal and compliance issues, managed the human resources function and was a member of senior management. Ms. Elias was in private practice for 15 years at Skadden, Arps, Slate, Meagher & Flom and Katten Muchin Rosenman, where she specialized in federal securities law, corporate finance, and mergers and acquisitions for clients across a broad spectrum of industries. Since 2007, Ms. Elias has served on the board of directors of Helix Education, Inc. She is a member of the American Law Institute. Ms. Elias received a Bachelor of Arts degree in Economics from Northwestern University and a Juris Doctor from Loyola University of Chicago School of Law.

Barry Rowan joined us as Executive Vice President, Finance in April 2017 and in May 2017 he became our Executive Vice President and Chief Financial Officer. Mr. Rowan previously served as Executive Vice President and Chief Financial Officer of Cool Planet Energy Systems from March 2013 to April 2017, as Executive Vice President, Chief Financial Officer and Chief Administrative Officer for Vonage Corporation from 2010 to 2013, and as Executive Vice President, Chief Financial Officer and Treasurer for Nextel Partners from 2003 to 2006. Mr. Rowan earned his Master’s degree in Business Administration from the Harvard Business School and his Bachelor’s degree in Business Administration and Chemical Biology summa cum laude from The College of Idaho.

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John Wade joined us in November 2008. In August 2016, Mr. Wade became our Chief Operating Officer, and in May 2018, he became our President, Commercial Aviation division. Prior to joining Gogo, Mr. Wade served as Chief Technical Officer and General Manager of in-flight mobile phone and internet provider, OnAir, from February 2005 to November 2008. He was responsible for OnAir’s internet business, including sales, strategy, customer relationship management and product development. Mr. Wade has more than 20 years of experience in the avionics and in-flight communications industries, having also held positions at in-flight internet and connectivity services provider Tenzing Communications, as well as PRIMEX Aerospace Company and GEC Marconi In-Flight Systems. Mr. Wade received his education at the University of Brighton, U.K., where he earned a First Class B Engineering Honors Degree in Electronic Engineering.

Michael Bayer joined us in June 2015. From February 2013 to March 2015, Mr. Bayer served as Vice President and Corporate Controller at JMC Steel Group, Inc., an independent steel pipe and tube manufacturer. Prior to that, he worked in various accounting and financial reporting roles, including as Assistant Controller and Controller of Motorola Mobility, Inc. from 2010 to 2013 and as Director of Accounting at Exelon Corporation from 2004 to 2009. Mr. Bayer is a Certified Public Accountant and received his Bachelor’s degree in Accounting from Miami University.

Karen Jackson joined us in February 2015 as Senior Vice President, Human Resources. Ms. Jackson became our Executive Vice President, Chief People Experience Officer in February 2020. From November 2011 to January 2015, Ms. Jackson served as SVP, Human Resources of Acquity Group, a digital and marketing services firm acquired by Accenture, where she was responsible for the HR function and talent strategy across the business. From November 2009 to November 2011, Ms. Jackson held the position of VP, Corporate Strategy at Acquity Group, where she was responsible for driving Acquity Group’s growth initiatives. She received her Master’s degree in Business Administration from the Fuqua School of Business, Duke University and a Bachelor’s degree in Accounting from the University of Illinois, Urbana-Champaign.

Policies and Procedures for Related Person Transactions

We have adopted a written related person transactions policy pursuant to which our executive officers, directors and principal stockholders, including their immediate family members, will not be permitted to enter into a related person transaction with us without the consent of our Audit Committee. Any proposed transaction between the Company and an executive officer, director, principal stockholder or any of such persons’ immediate family members, in which the amount involved exceeds $120,000, must be presented to our Audit Committee for review, consideration and approval. Our directors, executive officers and employees are required to report any proposed related person transaction to our Audit Committee. In approving or rejecting the proposed transaction, our Audit Committee will take

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into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we discover any related person transaction that has not been properly approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Related Person Transactions

Convertible Notes Transactions

As of December 31, 2019, Thorndale Farm Private Equity Fund 2, LLC (“Thorndale”), an entity affiliated with Oakleigh Thorne, held $8 million in aggregate principal amount of our outstanding 6.00% Convertible Senior Notes due 2022 (the “2022 Convertible Notes”). In 2019, we paid $472,000 in interest to Thorndale with respect to its 2022 Convertible Notes.

On March 1, 2020, our 3.75% Convertible Senior Notes due 2020 (the “2020 Convertible Notes”) matured in accordance with their terms. As of March 1, 2020, Millbrook Tribute Garden, Inc. (“Millbrook”), an entity affiliated with Oakleigh Thorne, held $250,000 in aggregate principal amount of the 2020 Convertible Notes, and we paid $254,688 in aggregate amount of principal and accrued and unpaid interest on the 2020 Convertible Notes upon maturity to Millbrook. In 2019, we paid $9,375 in interest to Millbrook with respect to its 2020 Convertible Notes.

Secured Notes Transaction

On April 25, 2019, Thorndale purchased $13,375,000 in aggregate principal amount of 9.875% Senior Secured Notes due 2024 (the “2024 Secured Notes”) issued by Gogo Intermediate Holdings LLC, a wholly owned subsidiary of the Company (“GIH”), and Gogo Finance Co. Inc., a wholly owned subsidiary of GIH (together, the “Issuers”) at a price equal to 99.512% of the principal amount thereof, in an unregistered offering of securities pursuant to Rule 144A under the Securities Act of 1933, as amended. The 2024 Secured Notes mature on May 1, 2024, unless earlier redeemed or repurchased. The Issuers pay interest on the 2024 Secured Notes semi-annually in arrears on November 1 and May 1 of each year, beginning on November 1, 2019. In 2019, the Issuers paid $682,404 in interest to Thorndale with respect to its 2024 Secured Notes.

Registration Rights Agreement

On December 31, 2009, we entered into a registration rights agreement (the “Registration Rights Agreement”) with certain of our stockholders, including certain entities

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affiliated with Oakleigh Thorne. The following description of the terms of the Registration Rights Agreement is intended as a summary only and is qualified in its entirety by reference to the Registration Rights Agreement filed as an exhibit to our 2014 Annual Report on Form 10-K. The registration of shares of our common stock pursuant to the exercise of registration rights described below would enable the holders to trade these shares without restriction under the Securities Act, when the applicable registration statement is declared effective. We will pay the registration expenses, other than underwriting discounts and commissions and certain counsel or advisor fees as described therein, of the shares registered pursuant to the demand and piggyback registrations described below.

The demand and piggyback registration rights described below commenced 180 days after the closing of our initial public offering on June 26, 2013 and continue perpetually. We are not required to effect more than two demand registrations in any twelve-month period or any demand registration within 180 days following the date of effectiveness of any other registration statement. If the board of directors (or an authorized committee thereof), in its reasonable good faith judgment determines that the filing of a registration statement will materially affect a significant transaction or would force the Company to disclose confidential information which is adverse to the Company’s interest, then the board of directors may delay a required registration filing for periods of up to 90 days, so long as the periods do not aggregate to more than 120 days in a twelve-month period. Generally, in an underwritten offering, the managing underwriter has the right, subject to specified conditions, to limit the number of shares such holders may include.

Demand Registration Rights. Under the terms of the Registration Rights Agreement, stockholders that are a party to the agreement may, under certain circumstances and provided they meet certain thresholds described in the Registration Rights Agreement, make a written request to us for the registration of the offer and sale of all or part of the shares subject to such registration rights (“Registrable Securities”). If we are eligible to file a registration statement on Form S-3 or any successor form with similar “short-form” disclosure requirements, the holders of Registrable Securities may make a written request to us for the registration of the offer and sale of all or part of the Registrable Securities provided that the Registrable Securities to be registered under such short-form registration have an aggregate market value, based upon the offering price to the public, equal to at least $15.0 million.

Piggyback Registration Rights. If we register the offer and sale of any of our securities (other than a registration statement relating to an initial public offering or on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) either on our behalf or on the behalf of other security holders, the holders of the Registrable Securities under the Registration Rights Agreement are entitled to include their Registrable Securities in the registration subject to certain exceptions relating to employee benefit plans and mergers and acquisitions. The managing underwriters of any

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underwritten offering may limit the number of Registrable Securities included in the underwritten offering if the underwriters believe that including these shares would have a materially adverse effect on the offering. If the number of Registrable Securities is limited by the managing underwriter, the securities to be included first in the registration will depend on whether we or certain holders of our securities initiate the piggyback registration. If we initiate the piggyback registration, we are required to include in the offering (i) first, the securities we propose to sell and (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder. If the holder of Registrable Securities initiates the piggyback registration, it is required to include in the offering (i) first, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder and (ii) second, the securities we propose to sell.

Indemnification Agreements

Our Certificate of Incorporation contains provisions permitted under the Delaware General Corporation Law relating to the liability of directors. These provisions eliminate a director’s personal liability to the fullest extent permitted by the Delaware General Corporation Law for monetary damages resulting from a breach of fiduciary duty, except in circumstances involving any breach of the director’s duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, under Section 174 of the Delaware General Corporation Law (unlawful dividends), or any transaction from which the director derives an improper personal benefit. The principal effect of the limitation on liability provision is that a stockholder will be unable to prosecute an action for monetary damages against a director unless the stockholder can demonstrate a basis for liability for which indemnification is not available under the Delaware General Corporation Law. These provisions, however, should not limit or eliminate our rights or any stockholder’s rights to seek non-monetary relief, such as an injunction or rescission, in the event of a breach of a director’s fiduciary duty. These provisions will not alter a director’s liability under federal securities laws. The inclusion of this provision in our Certificate of Incorporation may discourage or deter stockholders or management from bringing a lawsuit against directors for a breach of their fiduciary duties, even though such an action, if successful, might otherwise have benefited us and our stockholders.

Our Bylaws require us to indemnify and advance expenses to our directors and officers to the fullest extent permitted by the Delaware General Corporation Law and other applicable law, except in certain cases of a proceeding instituted by the director or officer without the approval of our board. Our Bylaws provide that we are required to indemnify our directors and executive officers, to the fullest extent permitted by law, for all judgments, fines, settlements, legal fees and other expenses incurred in connection with pending or threatened legal proceedings because of the director’s or officer’s positions with us or another entity that the

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director or officer serves at our request, subject to various conditions, and to advance funds to our directors and officers to enable them to defend against such proceedings.

We have also entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements provide our directors and executive officers with contractual rights to the indemnification and expense advancement rights provided under our Bylaws, as well as contractual rights to additional indemnification as provided in the indemnification agreements.

Communications with the Board

Stockholders who wish to contact our board may send written correspondence, in care of the Corporate Secretary, to 111 N. Canal St., Suite 1500, Chicago, Illinois 60606. Communications may be addressed to an individual director, to the non-management directors as a group, or to the board as a whole. Communications not submitted confidentially that discuss business or other matters relevant to the activities of our board will be preliminarily reviewed by the office of the Secretary and then distributed either in summary form or by delivering a copy of the communication. Communications marked as confidential will be distributed, without review by the office of the Secretary, to the director, or group of directors, to whom they are addressed. With respect to other correspondence received by the Company that is addressed to one or more directors, the board has requested that the following items not be distributed to directors, because they generally fall into the purview of management, rather than the board: junk mail and mass mailings, product and services complaints, product and services inquiries, résumés and other forms of job inquiries, solicitations for charitable donations, surveys, business solicitations and advertisements.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT

The following table indicates information as of March 2, 2020 regarding the beneficial ownership of our common stock by:

•

each person, or group of persons, who is known to beneficially own more than 5% of any class of our common stock (based solely on Schedule 13D and Schedule 13G filings and any amendments thereto filed with the SEC on or before March 2, 2020);

•	each of our directors;
•	each of the named executive officers; and
•	all of our directors and executive officers as a group.

In accordance with SEC rules, beneficial ownership includes sole or shared voting or investment power with respect to securities and includes the shares issuable pursuant to stock options that are exercisable within 60 days of the determination date, which in the case of the following table is March 2, 2020. Shares issuable pursuant to those stock options are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Under these rules, more than one person may be a deemed beneficial owner of the same securities and a person may be deemed a beneficial owner of securities in which such person has no economic interest. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

The percentage of beneficial ownership is based on 88,341,961 shares of our common stock outstanding as of March 2, 2020.

Except as otherwise noted below, the address for each person listed on the table is c/o Gogo Inc., 111 N. Canal St., Suite 1500, Chicago, Illinois 60606.

Name of Beneficial Owner	Number of Shares	Percent
5% Stockholders
Oakleigh Thorne and affiliated entities(1)(5)(6)	26,432,760	29.8%
North Peak Capital Management, LLC(2)	6,251,114	7.1%
The Vanguard Group(3)	5,868,624	6.7%
Directors and Named Executive Officers
Ronald T. LeMay(4)(5)(6)	2,392,232	2.7%
Jonathan Cobin(5)	442,624	*
Marguerite Elias(5)	462,079	*
Barry Rowan(5)	220,053	*
John Wade(5)	535,923	*

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Name of Beneficial Owner	Number of Shares	Percent
Robert L. Crandall(5)(6)	188,066	*
Hugh W. Jones(5)(6)	128,688	*
Michele Coleman Mayes(5)(6)	79,588	*
Robert H. Mundheim(5)(6)	273,976	*
Christopher D. Payne(5)(6)	112,141	*
Oakleigh Thorne(1)(5)(6)	26,432,760	29.8%
Charles C. Townsend(5)(6)	3,637,143	4.1%
Harris N. Williams(5)(6)	126,322	*
All directors and executive officers as a group (16 persons)(1)(4)(5)(6)	35,341,099	40.0%

*	Represents beneficial ownership of less than one percent (1%).

(1)

Includes 100 shares held directly by Mr. Thorne’s spouse, 25,785,267 shares held directly by Thorndale Farm Gogo, LLC (“Thorndale Farm”) and 139,536 shares held directly by OAP, LLC (“OAP”). Information concerning beneficial ownership by Thorndale Farm and OAP is based on a Schedule 13D/A jointly filed with the SEC on October 3, 2017 by Thorndale Farm, OAP and Mr. Thorne. The address of each of the foregoing persons or entities is c/o Thorndale Farm, L.L.C., P.O. Box 258, Millbrook, NY 12545.

(2)

Based on a Schedule 13G/A jointly filed with the SEC on February 14, 2020, by North Peak Capital Management, LLC (“North Peak”), North Peak Capital GP, LLC, North Peak Capital Partners, LP, North Peak Capital Partners II, LP, Jeremy Kahan and Michael Kahan. North Peak has shared voting and dispositive power with regard to 6,251,114 shares of our common stock. The address of North Peak is 155 E. 44th St., 5th Floor, New York, NY 10017.

(3)

Based on a Schedule 13G filed with the SEC on February 11, 2020 by The Vanguard Group (“Vanguard”). Vanguard has sole voting power with regard to 116,639 shares of our common stock, shared voting power with regard to 2,500 shares of our common stock, sole dispositive power with regard to 5,755,585 shares of our common stock, and shared dispositive power with regard to 113,039 shares of our common stock. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(4)	Includes 1,801,690 shares of our common stock pledged by Mr. LeMay as security for loans.

(5)

Includes shares of our common stock issuable upon the exercise of options granted pursuant to our equity compensation plans, which were unexercised as of March 2, 2020 but were exercisable within a period of 60 days from such date. These amounts include the following number of shares of our common stock for the following individuals: Mr. LeMay 590,542; Mr. Crandall 179,132; Mr. Jones 78,688; Ms. Mayes 78,688; Mr. Mundheim 148,232; Mr. Payne 110,641; Mr. Thorne 506,009; Mr. Townsend 117,332; Mr. Williams 117,332; Mr. Wade 502,193; Mr. Rowan 183,638; Ms. Elias 420,823; Mr. Cobin 409,227; other executive officers 280,508; and all executive officers and directors as a group 3,722,985.

(6)

Excludes the following shares of our common stock issuable upon settlement of outstanding deferred stock units: Mr. LeMay 69,492; Mr. Crandall 86,770; Mr. Jones 49,675; Ms. Mayes 70,468; Mr. Mundheim 79,956; Mr. Payne 69,569; Mr. Thorne 40,611; Mr. Townsend 84,026; Mr. Williams 61,156; and all directors and executive officers as a group 611,723. Deferred stock units are settled 90 days after the director ceases to serve as such.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports and reports of change in ownership in the Company’s common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports filed electronically with the SEC and written representations from the Company’s officers and directors, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with during 2019, except that Mr. Thorne inadvertently failed to file a timely report with respect to 100 shares of our common stock owned by his spouse when they married in 2014 and inadvertently omitted his indirect ownership of these 100 shares in his 2019 Section 16(a) filings. Mr. Thorne subsequently filed a Form 5 on January 23, 2020 to report his indirect ownership of these shares.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

In this Compensation Discussion and Analysis, we provide an overview of the Company’s executive compensation program, including a discussion of its compensation philosophy. We also review the material elements of compensation earned by or paid to our named executive officers (each, an “NEO”) in 2019, and discuss and analyze the compensation decisions made by the Compensation Committee in 2019.

The NEOs discussed in this Compensation Discussion and Analysis and the related compensation tables are the officers listed in the table below.

Name	Title
Oakleigh Thorne	President and Chief Executive Officer

Barry Rowan	Executive Vice President and Chief Financial Officer

John Wade	President, Commercial Aviation

Jonathan B. Cobin	Executive Vice President and Chief Strategy Officer

Marguerite M. Elias	Executive Vice President, General Counsel and Secretary

The Compensation Committee has overall responsibility for approving the compensation program for our NEOs and makes all final compensation decisions regarding our NEOs. The Compensation Committee strives to implement compensation policies and practices that are consistent with our values and that support the successful recruitment, development and retention of NEO talent so we can achieve our business objectives and optimize our long-term financial returns.

Executive Summary

Our compensation programs are intended to align our NEOs’ interests with those of our stockholders by rewarding performance that meets or exceeds the goals the Compensation Committee establishes with the objective of increasing long-term stockholder value and supporting the shorter-term business goals we believe are necessary to effect such an increase. In line with our pay-for-performance philosophy, the total compensation received by our NEOs will vary based on the financial results of the Company and its business segments as well as progress made against identified strategic and/or operational goals. Our NEOs’ total compensation is comprised of a mix of base salary, annual cash bonuses based on achievement of financial and individual performance goals, and long-term equity awards.

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We employ several practices that reflect the Company’s compensation philosophy:

•	We do not maintain any tax gross-up arrangements;
•	We do not provide special retirement benefits designed solely for executive officers;
•	Our performance-based compensation arrangements for executive officers use a variety of performance measures;
•	We do not provide “perquisites” or other executive benefits based solely on rank; and
•	We have adopted stock ownership policies for our executive officers.

Establishing and Evaluating Executive Compensation

Executive Compensation Philosophy and Objectives. The executive compensation program has been designed to provide a total compensation package that will accomplish the following objectives:

•	Attract, retain and motivate high-performing executive talent;
•	Emphasize incentive pay with a focus on equity compensation, thus aligning the interests of our executives with those of our stockholders; and
•	Align executive compensation elements with both short-term and long-term Company performance.

Over the last several years, we have experienced a significant decline in our stock price. Although management continues to aggressively manage our business to maximize our financial and operating performance, our stock price remains at a low level compared to its historical trading prices. As our result, our directors, executive officers and other valued employees hold “underwater” stock options with exercise prices above (in many cases far above) the recent trading prices of our common stock. The Compensation Committee recently reviewed our executive compensation program, with particular focus on whether our executives’ outstanding equity awards continue to serve our objective of retaining and motivating key talent. As a result of the Committee’s review and in alignment with our compensation philosophy, the Committee took certain actions in early 2020 with respect to our equity compensation to retain and motivate our executives and align their interests with those of our stockholders. See “—Elements of Compensation—Actions Taken in 2020 with Respect to Equity-Based Compensation” for discussion of the recent changes to the equity compensation program.

Role of Compensation Consultants. The Compensation Committee retained Compensation Strategies, Inc. (“CSI”), to provide executive compensation consulting services to the Committee during 2019. CSI provides compensation data, analysis and guidance to the Compensation Committee, which the Committee uses when making decisions regarding our executive compensation programs and establishing the compensation of our executive

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officers. Decisions on which CSI advised the Committee during 2019 included approval of the 2019 bonus program, the form and level of equity awards to executive officers, base salary increases, the level of target bonuses for executive officers and the assessment of our directors’ compensation. CSI also updated the market data that the Committee uses as a factor in its compensation determinations. See “Market Comparisons” below. CSI did not perform any other services for the Company in 2019.

Role of Executive Officers. Our Chief Executive Officer participates in Compensation Committee meetings and makes recommendations to our Compensation Committee with respect to the determination of components of compensation (including equity), compensation levels and performance targets for our executives (other than the CEO). The Compensation Committee also meets formally and informally without executive management to discuss its compensation philosophy and approach and makes its decisions regarding NEO compensation in executive session with only its independent consultant and/or outside counsel present.

Market Comparisons. Our Compensation Committee has from time to time used market data as one factor in assessing how our base salary, target short-term incentives, target total cash compensation, actual total cash compensation, target long-term incentives and target total direct compensation compare to those of other companies in our peer group. The Compensation Committee has not targeted compensation to any peer group percentile data, but instead has used peer group data with a goal of providing total compensation opportunities for the NEOs at levels that are competitive with executives in similar positions with similar responsibilities at companies included in our peer group and that fairly compensate our executives. The Compensation Committee, with assistance from CSI, approved an updated peer group of companies in 2018 for use in assessing compensation elements and making compensation decisions for our executive officers. The Compensation Committee used the same peer group in 2019. The peer group is comprised primarily of companies from the Internet software and services industry with a communication focus where possible. Using that peer group (after applying a regression analysis to size-adjust compensation levels to a company with annual revenues equal to the Company’s revenues), CSI provided the Compensation Committee with comparative assessments for our executives’ base salaries, target bonuses, total cash compensation, long-term equity compensation and total compensation.

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The peer group for 2019 included the following 19 companies:

Bottomline Technologies Inc.	Ciena Corp.
Cogent Communications Group, Inc.	CoStar Group, Inc.
Global Eagle Entertainment, Inc.	Iridium Communications, Inc.
j2 Global, Inc.	NIC, Inc.
Pandora Media, Inc.	RealPage, Inc.
Synchronoss Technologies, Inc.	Syntel, Inc.
TiVo Corp.	TripAdvisor, Inc.
VeriSign, Inc.	ViaSat, Inc.
Vonage Holdings Corp.	Web.com Group, Inc.
Zillow Group, Inc.

Say on Pay. The Compensation Committee considers the outcome of stockholder advisory votes on executive compensation when making decisions relating to the compensation of our NEOs and our executive compensation programs. At our 2019 annual meeting of stockholders, our stockholders approved the compensation paid to our named executive officers in a nonbinding advisory vote. Approximately 96% of the stockholders who voted on the proposal voted in favor of the proposal. The Compensation Committee believes that the voting results conveyed support for the philosophy, strategy and objectives of our executive compensation program.

Elements of Compensation

Base Salary

We provide a base salary to our NEOs to compensate them in cash at a fixed amount for services rendered on a day-to-day basis during the year. We strive to set base salaries at levels that are competitive with companies included in our peer group for NEOs in similar positions with similar responsibilities. The base salaries of NEOs are reviewed annually and adjusted when appropriate to reflect individual roles and performance as well as market conditions.

2019 Base Salaries. Each of our NEOs received the base salary set forth in the Summary Compensation Table under “Salary.” Each of our NEOs is party to an employment agreement, and pursuant to the terms of each employment agreement, the base salaries are reviewed at least annually. In February 2019, based on a recommendation from Mr. Thorne, the Compensation Committee determined to make no increases to the base salaries of our NEOs, except for Ms. Elias, whose annual base salary was increased to $330,000 from $320,000 to more closely align her total compensation to market pay practices.

2020 Base Salaries. In February 2020, the Compensation Committee determined to make no increases to the base salaries of our NEOs except for Ms. Elias, whose annual base salary was increased to $340,000 from $330,000 to further align her total compensation to market pay practices.

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Annual Incentive Plan

We use annual cash incentive bonuses to reward our NEOs for the achievement of Company performance goals. These performance-based bonuses are intended to motivate our NEOs to focus on particular performance measures chosen by the Compensation Committee. The Compensation Committee chooses performance measures that are aligned with our financial and strategic goals in order to provide incentives to accomplish objectives that the Compensation Committee believes will improve both short-term and long-term stockholder value.

Our NEOs’ employment agreements provide for a minimum target bonus equal to a specified percentage of base salary. In March 2019, the Compensation Committee set the percentage levels of salary to be paid for performance at target levels for Mr. Thorne at 100% and for our other NEOs (except Mr. Rowan) at 75%, the same target levels as in 2018. In recognition of Mr. Rowan’s significant and expected ongoing contributions to the Company, the Compensation Committee determined to increase Mr. Rowan’s target level to 90% from 75%.

2019 Bonus Program. In March 2019, the Compensation Committee approved the Company’s 2019 bonus plan with bonuses to be determined based on achievement against the following three components: (1) corporate (consolidated) financial performance, (2) division (Corporate, CA or BA) financial performance and (3) individual performance. Under the 2019 bonus plan, the bonus payout for each NEO was calculated based on corporate (consolidated) financial performance, except for Mr. Wade, whose bonus was calculated in part based on the corporate (consolidated) financial results and in part based on the CA financial results. The bonuses for Mr. Thorne, Mr. Rowan, Mr. Cobin and Ms. Elias were based (A) 75% on achievement against a consolidated free cash flow (“FCF”)1 target of $(100) million and a consolidated revenue target of $818 million, and (B) 25% on performance against each of several individual objectives (weighted from 5% to 50%). Given Mr. Wade’s role as President of the CA business unit, his bonus was based 25% on achievement against the corporate (consolidated) financial targets, 50% on achievement against CA financial targets (FCF target of $(131) million and revenue target of $499 million) and 25% on performance against several CA individual objectives (weighted from 10% to 20%).

For each FCF and revenue metric, there is a minimum performance level ranging from 90% to 97% of the low end of the target performance range, depending on the metric. At such level, 50% of the applicable portion of the target bonus is paid, and performance below that level results in zero payout for the applicable portion. There is also a maximum payout of 150% of the applicable portion of the target bonus for each financial metric, achieved at

1

FCF is a non-GAAP financial measure. For the reconciliation of this non-GAAP financial measure, see page 84 of our 2019 Annual Report on Form 10-K, in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Measures” of Part II, Item 7.

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performance levels ranging from 102% to 120% of the high end of the target performance range, depending on the metric. The individual objectives were generally designed to pay out at 100% of the applicable portion of the target bonus if the objective was met, although some objectives contemplated a target performance range with payouts from 50% at the low end of the target performance range to 150% at the high end.

Until 2019, the Compensation Committee used adjusted EBITDA and revenue as the primary metrics to measure performance under the bonus plan. For the 2019 bonus plan, the Compensation Committee decided to replace the adjusted EBITDA metric with FCF as it more closely aligns with the Company’s current financial objectives. Our management believes that the use of FCF provides an assessment of cash available, which is an indicator management uses to determine whether current spending decisions need to be adjusted in order to meet financial goals and achieve optimal financial performance. Under the 2019 bonus plan, participants are eligible to receive payouts based on their achievement of individual objectives without regard to whether the targets for consolidated FCF or revenue have been achieved. The Committee determined that this was appropriate in order to promote a sustained focus on strategic and operational goals even where the company’s financial performance is below expectations.

The individual objectives established under the 2019 bonus plan for the NEOs and other members of senior management included goals relating to customer experience, operational excellence, cash management, debt refinancing, strategic goals, talent retention and employee engagement. For Mr. Wade, individual objectives also included CA division goals relating to take-rates, 2Ku aircraft online and linefit programs. Certain individual objectives reflected the corporate objectives identified in the Integrated Business Plan adopted by the Company in 2018, which the Company continues to execute.

Achievements in 2019 against the corporate (consolidated) financial targets established under the bonus plan were as follows:

•	Revenue of $836 million (for a 139.13% payout of the associated portion of the target bonus); and
•	FCF of $(15) million (for a 150% payout of the associated portion of the target bonus);

Achievements in 2019 against the CA financial targets established under the bonus plan were as follows:

•	Revenue of $527 million (for a 150% payout of the associated portion of the target bonus); and
•	FCF of $(55) million (for a 150% payout of the associated portion of the target bonus).

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In addition, Mr. Thorne, Mr. Rowan, Mr. Wade, Mr. Cobin and Ms. Elias, based on their achievement against their individual objectives under the bonus plan, received payouts of 140%, 139.1%, 91.5%, 89.2% and 118.8% of the associated portion of the target bonus, respectively. Based on the financial and operational objectives achieved, the aggregate payout to each of our NEOs was 143.4%, 143.2%, 134.0%, 130.6% and 137.5% of the target bonus for Mr. Thorne, Mr. Rowan, Mr. Wade, Mr. Cobin and Ms. Elias, respectively. The 2019 bonus amounts paid to our NEOs are set forth in the “Non-Equity Incentive Plan Compensation” columns of our Summary Compensation Table. While 2019 bonuses [will be] paid to our NEOs and other employees on March 20, 2020, in light of the uncertainty regarding the impact of the novel coronavirus outbreak on Gogo’s liquidity, Mr. Thorne has elected to defer payment of his bonus to a later date in 2020.

Equity-Based Compensation

We believe that equity compensation is a key component of our overall compensation structure and critically important to our ability to attract and retain top talent, and that equity-based awards align the interests of our NEOs with the interests of our equity holders and encourage our NEOs to focus on the long-term performance of our business. Additionally, we believe equity awards provide an important retention tool for our NEOs, as they are subject to multiyear vesting and, in some cases, vesting based on performance goals. Equity awards are granted under the Gogo Inc. 2013 Omnibus Incentive Plan (the “2013 Omnibus Plan”), adopted at the time of our 2013 initial public offering, or the Amended and Restated Gogo Inc. 2016 Omnibus Incentive Plan (the “2016 Omnibus Plan”).

Equity incentives to our NEOs are provided on an annual basis in the form of a combination of restricted stock units and stock options. In March 2019, the Compensation Committee determined the annual grants for the NEOs. As was the case in 2018, the Compensation Committee determined to grant options and restricted stock units subject to only time-based vesting as well as options and restricted stock units subject to both time-based vesting and performance-based vesting based on a sustained increase in our share price to previously targeted levels.

When it approved the 2019 annual grants, the Committee believed that performance-based vesting would create a longer-term focus on achieving performance goals that are critical to our future success and drive stockholder value, and that options also contribute to a longer-term focus. The Committee further believed that options and performance-based vesting restricted stock units encourage our NEOs to focus on achieving financial results and operational objectives that increase our stock price, and that time-based vesting restricted stock units would assist us in retaining NEOs, as such awards continue to have value even in a down market while still rewarding NEOs for stock price gains. Continuing declines in our stock trading price have since caused the Committee to question the efficacy of our outstanding performance awards in terms of motivating and retaining our executives. See

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“—Elements of Compensation—Actions Taken in 2020 with Respect to Equity-Based Compensation” for discussion of the recent changes to the equity compensation program. As in 2018, all time-based vesting stock options and restricted stock units granted in 2019 are subject to service-based vesting over the four years following the grant date. The performance-based vesting restricted stock units and stock options granted in 2019 are subject to both four-year service-based vesting and performance-based vesting based on achieving a common stock price of $6.50 or above for a period of 30 consecutive trading days within four years of the grant date. See “—Potential Payments upon Termination or Change of Control—Effect of Termination or Change in Control on Equity Compensation” for discussion of the performance conditions.

In determining the size of the equity grants to our NEOs, the Compensation Committee took into account past performance, anticipated contribution to our long-term goals, market data for NEOs in similar roles at peer companies and total compensation of our NEOs as compared to peer companies. The Compensation Committee also considers share usage over time (i.e., “burn rate”) when it makes equity grants generally, in order to employ maximum efficiency in share usage under the equity compensation program while maximizing the retention and incentive elements of the awards. In addition, the Compensation Committee considered the retention value of the NEOs’ outstanding equity awards and determined that the majority of options held by employees were out of the money and were no longer appropriately motivating performance. To further support the retention of our NEOs, the Compensation Committee approved (i) a 50% increase in the number of options and restricted stock units granted as compared to the 2018 equity awards and (ii) a change in the allocation between the time-vesting and performance-vesting components. Thus, the 2019 grants for the NEOs were comprised of 75% time-based vesting awards and 25% performance-based vesting awards (as compared to 50% time-based vesting awards and 50% performance-based vesting awards granted in 2018). Approximately 50% of each NEO’s 2019 awards were restricted stock units and the remaining 50% were options (based on estimated value at the time of grant).

In connection with Mr. Rowan’s expected and ongoing contributions to the Company’s refinancing plan, the Compensation Committee granted him 50,000 time-based vesting options and 50,000 time-based vesting restricted stock units in March 2019, with the first 50% of the awards vesting on December 31, 2020 and the remaining 50% vesting on December 31, 2021. In addition, in April 2019, the Compensation Committee approved an equity grant to Mr. Rowan in recognition of his significant contributions to satisfying and discharging the Company’s obligations with respect to the issuance of the 2024 Secured Notes, commencing a tender offer to repurchase all outstanding 2020 Convertible Notes and setting aside sufficient funds to fully repay the 2020 Convertible Notes. Mr. Rowan’s award was comprised of 50,000 options and 56,999 restricted stock units, each vesting in equal 50% installments on December 31, 2020 and December 31, 2021.

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Additional information regarding these and previous grants is found in the Summary Compensation Table, Grants of Plan-Based Awards Table and Outstanding Equity Awards at Fiscal Year End Table.

Actions Taken in 2020 with Respect to Equity-Based Compensation. In early 2020, in connection with its review of 2019 performance, our Compensation Committee undertook a detailed review of the equity compensation previously granted to our employees, including our named executive officers. In particular, the Compensation Committee focused on the gap in retention and motivation under our equity compensation program arising from (1) a very high percentage of outstanding stock options being “underwater,” i.e., options having strike prices well in excess of the current trading value of our common stock, and (2) the use of performance-vesting metrics which require our common stock to trade well above its current levels in order for the performance vesting to be met. The Committee concluded that the performance conditions of the equity grants were so far from being met that they did not provide an incentive to employees. In addition, a very high percentage of options were far underwater and also did not provide an incentive to employees. Senior management concurred in this conclusion.

We face robust hiring markets and significant competition for our employees (including competition from other providers of in-flight connectivity since our industry requires specific qualifications and experience) and this, combined with the declining price of our common stock over the last several years and the relatively low market value of the equity compensation we can provide as compared to equity packages offered by other companies seeking to hire our employees, has caused the Compensation Committee to be very concerned about retention. This concern was exacerbated by the precipitous decline in our stock that has occurred in the last several weeks, which we believe is attributable to a significant extent to uncertainties about the effect of the coronavirus on business and the economy generally and the travel industry in particular. The Compensation Committee believes that keeping our executives and other key employees and the knowledge and experience they bring to our business is critical as we focus on unlocking the value of our Company. Accordingly, after considering a number of alternatives, in March 2020, the Committee approved the following:

—Subject to stockholder approval at the Annual Meeting, an option exchange program whereby our employees (including our executive officers, but not our non-employee directors) will have the right to exchange vested and unvested underwater stock options for a lesser number of new replacement options that will cliff vest on December 31, 2022. For a more detailed discussion of the option exchange program, please see Proposal 4 – Approval of a Stock Option Exchange Program.

—For 2020 annual equity grants (both options and RSUs), the use of only time-based vesting, rather than a combination of time- and performance-based vesting. In addition, a portion of the RSUs will cliff vest on December 31, 2022.

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—The modification of performance-vesting restricted stock units and performance-vesting stock options granted on or after March 14, 2017 to remove any applicable performance-vesting conditions.

Employment and Other Agreements with NEOs

We have entered into employment agreements with each of our NEOs that include the specific terms set forth below. We believe that having employment agreements with our NEOs is beneficial to us because it provides retentive value and subjects the NEOs to restrictive covenants. See “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements” for details regarding these agreements.

We have also entered into change in control agreements with each of our NEOs (other than Mr. Thorne) to assure the NEOs that they will be protected in the event of a change in control of the Company. Under the agreements, each of our current NEOs (other than Mr. Thorne) is entitled to receive severance benefits of 18 months of base salary and target bonus, as well as reimbursement of COBRA premiums payable to maintain substantially equivalent health insurance coverage during the severance period, in each case if the NEO is terminated by the Company without cause or the NEO resigns with good reason within two years following a change in control. Additionally, any unvested time vesting awards would immediately become vested upon such termination. The change in control agreements also provide that any unvested performance award will remain outstanding until the applicable normal performance vesting date (or 90 days after such date if the award is a stock option) and will vest or be forfeited based on the satisfaction of the applicable performance goals to the extent that the NEO’s employment would have continued through the applicable normal performance vesting date (with service-based vesting accelerated in full as of the date of termination). The treatment of such performance awards is consistent with the terms of the award agreements for the previously granted performance options and restricted stock units.

Perquisites

We do not generally provide perquisites or personal benefits to our NEOs.

Other Benefits

Our NEOs are eligible to participate in our 401(k) benefit plan and our health and welfare plans on the same basis as our other employees.

Non-Qualified Deferred Compensation

None of our NEOs participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us (although

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Mr. Thorne holds deferred share units received in respect of his service as a nonemployee director prior to his appointment as Chief Executive Officer on March 4, 2018). See “Director Compensation” for a discussion of the grants to nonemployee directors of deferred share units.

ESPP

To encourage employee investment in the Company, the Company maintains an employee stock purchase plan (“ESPP”) that is intended to qualify for favorable tax treatment under Sections 421 and 423 of the Code. Under the ESPP, our employees, including our NEOs (other than Mr. Thorne who is ineligible to participate because he beneficially owns more than 5% of our common stock), can purchase a limited number of shares at a discount to our market price (currently 10% and capped at 15% under the ESPP).

Other Compensation Practices and Policies

Stock Ownership Guidelines. Under our stock ownership guidelines, each of our NEOs is required to maintain a minimum equity stake in the Company, determined as a multiple of the NEO’s base salary (three times salary for our CEO and two times salary for each of our other NEOs) and converted to a fixed number of shares. Until the NEO reaches the minimum required level of stock ownership, the NEO is required to retain 50% of the net shares received through exercise of stock options, vesting of restricted stock or other stock-based compensation, granted on or after December 12, 2011. “Net shares” are those shares that remain after shares are sold or netted to pay withholding taxes and, in the case of stock options, the exercise price.

Policy Regarding the Timing of Equity Awards. While we have not adopted a formal policy regarding the timing of equity awards, including stock options and restricted stock units, our Compensation Committee typically determines these awards at March Compensation Committee meetings. In 2020, the Compensation Committee’s March meetings occurred prior to the announcement of our earnings for 2019 and our Compensation Committee approved annual awards to our key employees with a grant date set as a specified number of days after earnings were announced, subject to the employee’s continued employment through such date. The exercise price of options was based on the trading price of our stock on the grant date which reflected the information we shared in our earnings announcement. We plan to continue this practice in future years in cases where the meeting at which the Compensation Committee approves annual awards occurs prior to the announcement of our earnings for the previous year.

Policy Regarding Clawbacks. In June 2019, the Compensation Committee adopted a formal clawback of compensation policy. Under the policy, the Company may recover incentive compensation (bonus payments and/or equity awards) paid or granted on or after June 10, 2019 to covered employees (including our NEOs) in certain circumstances. Such

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recoveries may occur: (1) in the event of a later restatement of financial results due to fraud, misconduct, gross negligence of an individual with respect to the individual who engages in such conduct, (2) with respect to individuals who commit specified acts of misconduct and (3) irrespective of whether any individual has committed misconduct, to the extent that, based on inaccurate financial or other information, an award or payment is in excess of what would have been paid absent such inaccurate information.

Tax Deductibility. Our board of directors has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the deductibility of executive compensation paid to our NEOs. Section 162(m) places a limit of $1 million on the amount of compensation that a publicly held corporation may deduct in any one year with respect to its chief executive officer, chief financial officer and each of the next three most highly compensated executive officers. Prior to 2017, where appropriate, we sought to qualify certain of the compensation paid to the covered named executive officers for an exemption from the deductibility limitations of Section 162(m) under the qualified performance-based compensation exemption. Recently enacted legislation makes certain changes to Section 162(m), including repealing the exemption for qualified performance-based compensation for taxable years beginning after December 31, 2017. Accordingly, compensation paid after 2017 to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. In light of these changes, the Compensation Committee has authorized compensation payments that do not comply with exemptions under Section 162(m) in order to attract, retain and motivate talented executives.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with members of management, and based on such review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee

Robert H. Mundheim (Chair)
Robert L. Crandall
Hugh W. Jones
Charles C. Townsend

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2019 Summary Compensation Table

The following table sets forth information regarding compensation earned by our NEOs during the fiscal year ended December 31, 2019.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Oakleigh Thorne
President and Chief	2019	700,000		480,425	491,473	1,003,993	—	2,675,891
Executive Officer	2018	591,429		204,971	3,866,624	225,289	175,000	5,052,980
Barry Rowan	2019	450,000		730,171	495,028	579,920	12,200	2,267,319
Executive Vice President	2018	450,000		191,744	351,431	142,922	12,000	1,148,096
and Chief Financial Officer	2017	310,685	100,000	633,550	1,547,640	166,176	62,877	2,820,928
John Wade	2019	400,000		204,171	208,873	402,053	11,200	1,226,297
President, Commercial Aviation	2018	400,000		171,242	336,857	199,608	11,000	1,118,707
	2017	390,137		145,242	442,801	331,945	10,890	1,320,925
Jonathan Cobin	2019	360,000		204,171	208,873	352,604	12,200	1,137,848
Executive Vice President	2018	360,000		163,255	334,989	143,227	12,000	1,013,471
and Chief Strategy Officer	2017	360,000		145,242	442,801	193,320	12,300	1,153,663
Marguerite Elias
Executive Vice President,	2019	330,000		204,171	208,873	340,400	11,200	1,094,644
General Counsel and Secretary	2018	320,000		155,597	334,989	110,633	11,000	932,219

(1)

Due to an administrative error, in 2019 Messrs. Rowan, Wade and Cobin received salary overpayments of $6,079.95, $5,466.20 and $5,485.09, respectively, which were repaid to the Company promptly following discovery of the administrative error and are not reflected in the salary column

(2)

The amounts reported in this column reflect the aggregate grant date fair value of shares of time-based vesting restricted common stock, and, with respect to the performance-based vesting restricted stock units granted in 2019, represent the grant date fair value based on the probable outcome of the performance conditions at the date of the grant. The amounts are based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, except that the amounts in this column are modified to exclude any forfeiture assumptions related to service-based vesting conditions. See Note 12, “Stock-Based Compensation,” to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which is incorporated by reference herein, for a discussion of the relevant assumptions used in calculating these amounts. The amounts do not reflect the value actually realized or that ultimately may be realized by the NEOs. Assuming the performance conditions for the 2019 performance-based vesting restricted stock units were satisfied, the grant date fair value would be: Mr. Thorne $502,700, Mr. Rowan $739,648, Mr. Wade $213,648, Mr. Cobin $213,648 and Ms. Elias $213,648.

(3)

The amounts reported in this column reflect the aggregate grant date fair value of the time-based vesting options, and, with respect to the performance-based vesting options granted in 2019, represent the grant date fair value based on the probable outcome of the performance conditions at the date of the grant. The amounts are based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, except that the amounts in this column are modified to exclude any forfeiture assumptions related to service-based vesting conditions. See Note 12, “Stock-Based Compensation,” to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which is incorporated by reference herein, for a discussion of the relevant assumptions used in calculating these amounts. The amounts do not reflect the value actually realized or that ultimately may be realized by the NEOs. Assuming the performance conditions for the 2019 performance-based vesting

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options were satisfied, the grant date fair value would be: Mr. Thorne $503,586, Mr. Rowan $500,179, Mr. Wade $214,024, Mr. Cobin $214,024 and Ms. Elias $214,024.

(4)

This column represents for 2019 the amounts earned for performance-based bonuses under our Annual Incentive Plan. See “—Elements of Compensation—Annual Incentive Plan” for a discussion of how 2019 performance-based bonuses were determined.

(5)	Amounts reported in the “All Other Compensation” column for 2019 include the items set forth in the table below, as applicable to each NEO:

Name	401(k) Contributions ($)	HSA Contributions ($)	Total ($)
Oakleigh Thorne	—	—	—
Barry Rowan	11,200	1,000	12,200
John Wade	11,200	—	11,200
Jonathan Cobin	11,200	1,000	12,200
Marguerite Elias	11,200	—	11,200

2019 Grants of Plan-Based Awards

Set forth below is information regarding plan-based awards granted to our NEOs during 2019.

Name	Grant Date	Estimated Future Potential Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/share)(8)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)

Oakleigh Thorne
RSUs(2)	3/10/2019							82,500			377,025
Performance RSU(3)	3/10/2019					27,500					103,400
Option(4)	3/10/2019								142,500	4.57	377,711
Performance Option(5)	3/10/2019					47,500				4.57	113,763
	N/A(1)	350,000	700,000	1,050,000
Barry Rowan
RSU(2)	3/10/2019							35,050			160,179
Performance RSU(3)	3/10/2019					11,700					43,992
Option(4)	3/10/2019								60,550	4.57	160,494
Performance Option(5)	3/10/2019					20,200				4.57	48,379
Recognition RSU(6)	3/10/2019							50,000			228,500
Recognition Option(7)	3/10/2019								50,000	4.57	133,985
Recognition RSU(6)	4/30/2019							56,559			297,500
Recognition Option(7)	4/30/2019								50,000	5.26	152,170
	N/A(1)	202,500	405,000	607,500
John Wade
RSU(2)	3/10/2019							35,050			160,179
Performance RSU(3)	3/10/2019					11,700					43,992
Option(4)	3/10/2019								60,550	4.57	160,494
Performance Option(5)	3/10/2019					20,200				4.57	48,379
	N/A(1)	150,000	300,000	450,000

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Name	Grant Date	Estimated Future Potential Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/share)(8)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Jonathan Cobin
RSU(2)	3/10/2019							35,050			160,179
Performance RSU(3)	3/10/2019					11,700					43,992
Option(4)	3/10/2019								60,550	4.57	160,494
Performance Option(5)	3/10/2019					20,200				4.57	48,379
	N/A(1)	135,000	270,000	405,000
Marguerite Elias
RSU(2)	3/10/2019							35,050			160,179
Performance RSU(3)	3/10/2019					11,700					43,992
Option(4)	3/10/2019								60,550	4.57	160,494
Performance Option(5)	3/10/2019					20,200				4.57	48,379
	N/A(1)	123,750	247,500	371,250

(1)

Represents threshold, target and maximum payout levels for bonuses approved in March 2019 for performance for the year ended December 31, 2019. See “—Elements of Compensation—Annual Incentive Plan—2019 Bonus Program” for a description of the plan. The threshold numbers set forth above are based on achieving the minimum level of performance for which payment would be made with respect to financial performance measures, and assumes no payout is made for the strategic/operational objectives.

(2)	Represents shares of time-based vesting restricted stock units granted under our 2016 Omnibus Plan.

(3)	Represents the number of shares underlying the performance restricted stock units granted under our 2016 Omnibus Plan.

(4)	Represents time-based vesting stock options granted under our 2016 Omnibus Plan.

(5)	Represents the number of shares underlying the performance options granted under our 2016 Omnibus Plan.

(6)

Represents Mr. Rowan’s recognition RSUs, which are shares of time-based vesting restricted stock granted under our 2016 Omnibus Plan. See “—Elements of Compensation—Equity-Based Compensation” for a description of Mr. Rowan’s recognition RSUs.

(7)

Represents Mr. Rowan’s recognition options, which are time-based vesting options granted under our 2016 Omnibus Plan. See “—Elements of Compensation—Equity-Based Compensation” for a description of Mr. Rowan’s recognition options.

(8)

When the date of grant is not a trading day on the NASDAQ market, the Company uses the closing market price of the Company’s common stock on the immediately preceding trading day. Accordingly, time-based vesting stock options and performance options granted on Sunday, March 10, 2019 have an exercise price equal to $4.57 per share (the closing market price on Friday, March 8, 2019).

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table

Time-Based Vesting Option Awards

Time-based vesting options granted in 2019 under the 2016 Omnibus Plan have a ten-year term. The options (other than Mr. Rowan’s recognition options) are scheduled to vest

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in 25% increments on the first four anniversaries of the grant date, generally subject to continued employment with the Company through the applicable vesting date. See “—Potential Payments upon Termination or Change of Control” including the discussion under “—Potential Payments upon Termination or Change of Control—Effect of Termination or Change in Control on Equity Compensation” for a discussion of the effect of termination and change in control on option vesting. See “—Elements of Compensation—Equity-Based Compensation” for a description of Mr. Rowan’s recognition options.

Time-Based Restricted Stock Units

Time-based restricted stock units granted in 2019 (except for Mr. Rowan’s recognition RSUs) under the 2016 Omnibus Plan are scheduled to vest in 25% increments on the first four anniversaries of the grant date, generally subject to continued employment with the Company through the applicable vesting date. See “—Potential Payments upon Termination or Change of Control” including the discussion under “—Potential Payments upon Termination or Change of Control—Effect of Termination or Change in Control on Equity Compensation” for a discussion of the effect of termination and change in control on restricted stock units vesting. See “—Elements of Compensation—Equity-Based Compensation” for a description of Mr. Rowan’s recognition restricted stock units.

Performance Option Awards

Performance options granted in 2019 under the 2016 Omnibus Plan are subject to both time- and performance-based vesting conditions. They time vest in 25% increments on the first four anniversaries of the grant date (generally subject to continued employment with the Company) and are subject to the additional vesting condition that the per share closing price of the Company’s common stock on the Nasdaq market at some time during the period beginning on the grant date and ending on the fourth-year anniversary of the grant date equals or exceeds $6.50 for a period of 30 consecutive trading days. Any performance option that has not vested by the fourth anniversary of the grant date will be forfeited. See “—Potential Payments upon Termination or Change of Control” including the discussion under “—Potential Payments upon Termination or Change of Control—Effect of Termination or Change in Control on Equity Compensation” for a discussion of the effect of termination and change in control on performance option vesting and “—Elements of Compensation—Equity-Based Compensation” for a discussion of the effect of the modification on the performance-based vesting criteria for the performance options.

Performance Restricted Stock Units

Performance restricted stock units granted in 2019 under the 2016 Omnibus Plan are subject to both time- and performance-based vesting conditions. They time vest in 25% increments on the first four anniversaries of the grant date (generally subject to continued

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employment with the Company) and are subject to the additional vesting condition that the per share closing price of the Company’s common stock on the Nasdaq market at some time during the period beginning on the grant date and ending on the fourth-year anniversary of the grant date equals or exceeds $6.50 for a period of 30 consecutive trading days. Any performance restricted stock unit that has not vested by the fourth anniversary of the grant date will be forfeited. See “—Potential Payments upon Termination or Change of Control” including the discussion under “—Potential Payments upon Termination or Change of Control—Effect of Termination or Change in Control on Equity Compensation” for a discussion of the effect of termination and change in control on performance restricted stock unit vesting and “—Elements of Compensation—Equity-Based Compensation” for a discussion of the effect of the modification on the performance-based vesting criteria for the performance restricted stock units.

Employment Agreements

We have entered into employment agreements with each of our NEOs. Information regarding such agreements is set forth below. From time to time, the Compensation Committee has approved changes to an NEO’s title, base salary or bonus target, but the respective employment agreement is not amended to reflect such changes. See “Compensation Discussion and Analysis—Introduction” for the current titles of our NEOs and “—Elements of Compensation” for information about the base salary and bonus targets for each NEO during 2019.

Oakleigh Thorne. In March 2018, we entered into an employment agreement with Mr. Thorne, pursuant to which he agreed to serve as our President and Chief Executive Officer. The employment agreement set Mr. Thorne’s base salary at $700,000, and provides that the salary will be reviewed at least annually and not reduced by more than 10% of his then-current base salary unless as part of an overall compensation reduction at the Company that impacts the salaries of all executives. The employment agreement specifies that Mr. Thorne is eligible for an annual bonus with a target of 100% of base salary, with the amount of such bonus to be determined by the Compensation Committee. Mr. Thorne’s employment agreement also provides that he is eligible to participate in all normal Company benefits, including the Company’s 401(k), retirement, medical, dental and life and disability insurance plans and programs, in accordance with the terms of such arrangements.

In connection with his commencement of employment, Mr. Thorne received a $150,000 cash payment to cover his relocation-related expenses and was reimbursed for $25,000 of his legal expenses in connection with the negotiation of the terms of his employment.

Mr. Thorne’s employment is for no specific term and either the Company or Mr. Thorne may terminate Mr. Thorne’s employment at any time, with or without cause. If Mr. Thorne’s employment is terminated by the Company without cause or if Mr. Thorne

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resigns for good reason, Mr. Thorne will not be entitled to severance but, subject to Mr. Thorne executing a general release of all claims against the Company and to his continued compliance with the restrictive covenants in the employment agreement, he will be entitled to (i) a pro rata portion of his annual bonus for the fiscal year in which his termination occurs based on actual results for such year, (ii) continued vesting of the options and any other equity awards then held by Mr. Thorne on the schedule set forth in the applicable option or other equity award agreement for 12 months following his termination, and (iii) continued exercisability of any vested options then held by Mr. Thorne for 12 months following his termination. He would also be entitled to payment of any earned but unpaid salary and any business expenses incurred but not reimbursed. Mr. Thorne is subject to noncompetition and non-solicitation covenants for one year after leaving the employment of the Company.

Barry Rowan. In April 2017, we entered into an employment agreement with Mr. Rowan, pursuant to which he agreed to serve as Executive Vice President, Finance and, on May 4, 2017, as Executive Vice President and Chief Financial Officer. The employment agreement set Mr. Rowan’s annual base salary at $450,000, and provides that the salary will be reviewed at least annually and not reduced by more than 10% of his then-current base salary unless as part of an overall compensation reduction at the Company that impacts the salaries of all executives. The employment agreement specifies that Mr. Rowan is eligible for an annual bonus with a target of 75% of base salary, with the amount of such bonus to be determined by the Compensation Committee. The bonus is based upon the achievement of objectives established by the Compensation Committee. Mr. Rowan’s employment agreement also provides that he is eligible to participate in all normal Company benefits, including the Company’s 401(k), retirement, medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.

In connection with his commencement of employment and relocation, Mr. Rowan received a starting bonus of $100,000, which was subject to repayment if his employment terminated prior to April 24, 2018. Mr. Rowan was also entitled to receive reimbursement of temporary housing expenses for 60 days, as well as reimbursement of other reasonable and customary moving and relocation expenses if he purchased a home in Chicago within 14 months of his start date. Additionally, in accordance with Company practice for senior executives, Mr. Rowan received reimbursement of taxes associated with the payment of certain housing and relocation expenses. Mr. Rowan also received reimbursement of his attorney’s fees in connection with the negotiation of his employment agreement.

Mr. Rowan’s employment is for no specific term and either the Company or Mr. Rowan may terminate Mr. Rowan’s employment at any time, with or without cause. If Mr. Rowan’s employment is terminated by the Company without cause or if he resigns for good reason, Mr. Rowan will be entitled to (i) continuation of his base salary for 12 months following his termination, (ii) reimbursement for COBRA premiums due to maintain substantially equivalent health insurance coverage for 12 months following his termination,

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(iii) payment of any earned but unpaid salary, (iv) payment of any business expenses incurred but not reimbursed and (v) payment of any approved but unpaid bonus award. The payment of (i) and (ii) above will be contingent on Mr. Rowan executing a general release of all claims against the Company. Mr. Rowan is subject to noncompetition and non-solicitation covenants for one year after leaving the employment of the Company.

John Wade. We entered into an employment agreement with Mr. Wade in October 2008 pursuant to which Mr. Wade agreed to serve as our Senior Vice President and General Manager—Business Aviation Services. We amended the agreement effective January 1, 2009, April 1, 2015 and November 30, 2017. The employment agreement set Mr. Wade’s annual base salary at $190,000, and required that the salary be reviewed at least annually and not reduced by more than 10% of his then-current base salary unless as part of an overall compensation reduction at the Company that impacts the salaries of all executives. The employment agreement specifies that Mr. Wade is eligible for an annual bonus with a target of 30% of base salary, with the amount of such bonus to be determined by the Chief Executive Officer and subject to the approval of the board of directors. Mr. Wade’s employment agreement provides that he is eligible to participate in all normal Company benefits, including the Company’s 401(k), retirement, medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.

Mr. Wade’s employment is for no specific term and either the Company or Mr. Wade may terminate Mr. Wade’s employment at any time, with or without cause. If Mr. Wade’s employment is terminated by the Company without cause or he resigns for good reason, Mr. Wade will be entitled to (i) continuation of his base salary for one year following his termination, (ii) reimbursement for COBRA premiums due to maintain substantially equivalent health insurance coverage for one year following his termination, (iii) payment of any earned but unpaid salary and accrued but unused paid time off, (iv) payment of any business expenses incurred but not reimbursed, and (v) payment of any approved but unpaid bonus award. The payment of (i) and (ii) above will be contingent on Mr. Wade executing a separation agreement containing a general release of all claims against the Company. Mr. Wade is subject to noncompetition and non-solicitation covenants for one year after leaving the employment of the Company.

Jonathan B. Cobin. In April 2010, we entered into an employment agreement with Mr. Cobin, pursuant to which he agreed to serve as Senior Vice President, Project and Operations Management. We amended Mr. Cobin’s agreement effective November 30, 2017. The employment agreement set Mr. Cobin’s annual base salary at $245,000, and provides that the salary will be reviewed at least annually and not be reduced by more than 10% of his base salary as of the reduction date unless as part of an overall compensation reduction at the Company that impacts all executives. The employment agreement specifies that Mr. Cobin is eligible for an annual bonus with a target of 40% of base salary, with the amount of such bonus to be determined by the Chief Executive Officer, subject to the approval of the board of

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directors. The bonus is based upon the achievement of both personal and corporate performance objectives. Mr. Cobin’s employment agreement also provides that he is eligible to participate in all normal Company benefits including the Company’s 401(k), retirement, medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.

Mr. Cobin’s employment is for no specific term and either the Company or Mr. Cobin may terminate Mr. Cobin’s employment at any time, with or without cause. If Mr. Cobin’s employment is terminated by the Company without cause or he resigns for good reason, Mr. Cobin will be entitled to (i) continuation of his base salary for 12 months following his termination, (ii) reimbursement for COBRA premiums due to maintain substantially equivalent health insurance coverage for 12 months following his termination, (iii) payment of any earned but unpaid salary and accrued but unused paid time off, (iv) payment of any business expenses incurred but not reimbursed and (v) payment of any approved but unpaid bonus award. The payment of (i) and (ii) above will be contingent on Mr. Cobin executing a separation agreement containing a general release of all claims against the Company. Mr. Cobin is subject to noncompetition and non-solicitation covenants for one year after leaving the employment of the Company.

Marguerite M. Elias. We entered into an employment agreement with Ms. Elias in January 2008 pursuant to which Ms. Elias agreed to serve as Senior Vice President and General Counsel. We amended the agreement effective December 31, 2008 and November 30, 2017. The employment agreement set Ms. Elias’ annual base salary at $220,000, and required that the salary will be reviewed at least annually and not reduced by more than 10% of her then-current base salary unless as part of an overall compensation reduction at the Company that impacts the salaries of all executives. The employment agreement specifies that Ms. Elias is eligible for an annual bonus with a target of 30% of base salary, with the amount of such bonus to be determined by the Chief Executive Officer and subject to the approval of the Company’s board of directors. Ms. Elias’ employment agreement provides that she is eligible to participate in all normal Company benefits, including the Company’s 401(k), retirement, medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.

Ms. Elias’ employment is for no specific term and either the Company or Ms. Elias may terminate Ms. Elias’ employment at any time, with or without cause. If Ms. Elias’ employment is terminated by the Company without cause or she resigns for good reason, Ms. Elias will be entitled to (i) continuation of her base salary for one year following her termination, (ii) reimbursement for COBRA premiums due to maintain substantially equivalent health insurance coverage for one year following her termination, (iii) payment of any earned but unpaid salary and accrued but unused paid time off, (iv) payment of any business expenses incurred but not reimbursed, and (v) payment of any approved but unpaid bonus award. The payment of (i) and (ii) above will be contingent on Ms. Elias executing a

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separation agreement containing a general release of all claims against the Company. Ms. Elias is subject to noncompetition and non-solicitation covenants for one year after leaving the employment of the Company.

Each of the employment agreements (as amended) define cause as the NEO’s (i) willful gross misconduct or gross or persistent negligence in the discharge of his duties, (ii) act of dishonesty or concealment, (iii) breach of the NEO’s fiduciary duty or duty of loyalty to the Company, (iv) material breach of the confidentiality restrictions or covenants not to compete contained in the employment agreement, (v) any other material breach of the employment agreement that is not cured within 30 days, (vi) commission of one or more acts of substance abuse which are materially injurious to the Company, (vii) commission of a criminal offense involving money or other property of the Company (excluding traffic or other similar violations) or (viii) commission of a criminal offense that would constitute a felony under the laws of the state of Illinois (for Mr. Thorne, Mr. Rowan, Mr. Cobin and Ms. Elias) and Colorado (for Mr. Wade) or the United States. Our NEOs’ employment agreements (as amended) define good reason as (i) a reduction by the Company in the NEO’s base salary beyond that permitted under the terms of the employment agreement or a reduction in his or her target bonus, (ii) a material diminution in the NEO’s duties or responsibilities, (iii) the NEO ceasing to report to the board of directors, in the case of Mr. Thorne only, (iv) the relocation of the NEO’s principal place of employment to a geographic location greater than 30 miles, in the case of Mr. Thorne, or 50 miles, in the case of the other NEOs, from the Company’s headquarters, or (v) any material, uncured breach by the Company of its obligations to the NEO under the employment agreement.

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Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards held by each of our NEOs as of December 31, 2019:

Name	Grant Date	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(8)	Market Value of Shares or Units of Stock That Have Not Vested ($)(9)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(10)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested ($)(9)
Oakleigh Thorne	11/12/2013(1)	1,330	—		24.91	11/12/2023	—
	12/31/2013(1)	1,530	—		24.82	12/31/2023	—
	03/31/2014(1)	2,008	—		20.54	03/31/2024	—
	06/30/2014(1)	1,998	—		19.56	06/30/2024	—
	09/30/2014(1)	2,453	—		16.86	09/30/2024	—
	12/31/2014(1)	2,531	—		16.53	12/31/2024	—
	03/31/2015(1)	2,261	—		19.06	03/31/2025	—
	06/30/2015(1)	2,037	—		21.43	06/30/2025	—
	09/30/2015(1)	4,092	—		15.28	09/30/2025	—
	12/31/2015(1)	3,414	—		17.80	12/31/2025	—
	03/31/2016(1)	5,682	—		11.01	03/31/2026	—
	06/30/2016(1)	7,616	—		8.39	06/30/2026	—
	09/30/2016(1)	3,892	—		11.04	09/30/2026	—
	12/30/2016(1)	4,517	—		9.22	12/30/2026	—
	03/31/2017(1)	3,687	—		11.00	03/31/2027	—
	06/30/2017(1)	3,497	—		11.53	06/30/2027	—
	09/29/2017(1)	3,390	—		11.81	09/29/2027	—
	12/29/2017(1)	3,477	—		11.28	12/29/2027	—
	03/04/2018(2)	306,250	393,750		9.39	03/04/2028
	03/04/2018(3)	21,688	65,062		9.39	03/04/2028	9,937	63,597
	03/04/2018(4)			86,750	9.39	03/04/2028			13,250	84,800
	03/30/2018(1)	3,013	—		8.63	03/30/2028	—
	03/10/2019(3)	—	142,500		4.57	03/10/2029	82,500	528,000
	03/10/2019(5)			47,500	4.57	03/10/2029			27,500	176,000
Barry Rowan	4/24/2017(3)	100,000	100,000		12.50	4/24/2027	20,000	128,000
	4/24/2017(5)			100,000	12.50	4/24/2027			20,000	128,000
	2/17/2018(3)	9,250	27,750		10.23	2/17/2028	4,125	26,400
	2/17/2018(5)			37,000	10.23	2/17/2028			5,500	35,200
	7/31/2018(6)						24,064	154,010
	3/10/2019(3)	—	60,550		4.57	03/10/2029	35,050	224,320
	3/10/2019(5)			20,200	4.57	03/10/2029			11,700	74,880
	3/10/2019(7)	—	50,000		4.57	03/10/2029	50,000	320,000
	4/30/2019(7)	—	50,000		5.26	04/30/2029	56,559	361,978
John Wade	6/2/2010(3)	32,400	—		9.08	6/2/2020	—	—
	12/14/2011(3)	82,400	—		17.78	12/14/2021	—	—
	6/5/2013(3)	82,400	—		18.72	6/5/2023	—
	5/28/2014(3)	100,000	—		17.68	5/28/2024	—	—
	5/26/2015(3)	64,600	—		21.45	5/26/2025	—	—
	6/24/2016(3)	48,450	16,150		8.37	6/24/2026	2,050	13,120
	6/24/2016(5)			20,200	8.37	6/24/2026			2,600	16,640
	8/31/2016(3)	14,550	4,850		12.23	8/31/2026	625	4,000
	8/31/2016(5)			6,100	12.23	8/31/2026			700	4,480
	3/14/2017(3)	29,170	29,170		11.96	3/14/2027	5,000	32,000
	3/14/2017(5)			29,840	11.96	3/14/2027			3,840	24,576
	2/17/2018(3)	9,250	27,750		10.23	2/17/2028	4,125	26,400
	2/17/2018(5)			37,000	10.23	2/17/2028			5,500	35,200
	7/31/2018(6)						21,390	136,896
	3/10/2019(3)	—	60,550		4.57	03/10/2029	35,050	224,320
	3/10/2019(5)			20,200	4.57	03/10/2029			11,700	74,880

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Name	Grant Date	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(8)	Market Value of Shares or Units of Stock That Have Not Vested ($)(9)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(10)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested ($)(9)
Jonathan Cobin	6/2/2010(3)	43,670	—		9.08	6/2/2020	—	—
	12/14/2011(3)	51,500	—		17.78	12/14/2021	—	—
	6/5/2013(3)	41,200	—		18.72	6/5/2023	—
	5/28/2014(3)	50,000	—		17.68	5/28/2024	—	—
	9/22/2014(3)	32,414	—		18.00	9/22/2024	—	—
	5/26/2015(3)	64,600	—		21.45	5/26/2025	—	—
	6/24/2016(3)	48,450	16,150		8.37	6/24/2026	2,050	13,120
	6/24/2016(5)			20,200	8.37	6/24/2026			2,600	16,640
	3/14/2017(3)	29,170	29,170		11.96	3/14/2027	5,000	32,000
	3/14/2017(5)			29,840	11.96	3/14/2027			3,840	24,576
	2/17/2018(3)	9,250	27,750		10.23	2/17/2028	4,125	26,400
	2/17/2018(5)			37,000	10.23	2/17/2028			5,500	35,200
	7/31/2018(6)						19,251	123,206
	3/10/2019(3)	—	60,550		4.57	03/10/2029	35,050	224,320
	3/10/2019(5)			20,200	4.57	03/10/2029			11,700	74,880
Marguerite Elias	6/2/2010(3)	37,080	—		9.08	6/2/2020	—	—
	12/14/2011(3)	51,500	—		17.78	12/14/2021	—	—
	6/5/2013(3)	61,800	—		18.72	6/5/2023	—
	5/28/2014(3)	80,000	—		17.68	5/28/2024	—	—
	5/26/2015(3)	64,600	—		21.45	5/26/2025	—	—
	6/24/2016(3)	48,450	16,150		8.37	6/24/2026	2,050	13,120
	6/24/2016(5)			20,200	8.37	6/24/2026			2,600	16,640
	3/14/2017(3)	29,170	29,170		11.96	3/14/2027	5,000	32,000
	3/14/2017(5)			29,840	11.96	3/14/2027			3,840	24,576
	2/17/2018(3)	9,250	27,750		10.23	2/17/2028	4,125	26,400
	2/17/2018(5)			37,000	10.23	2/17/2028			5,500	35,200
	7/31/2018(6)						17,112	109,517
	3/10/2019(3)	—	60,550		4.57	03/10/2029	35,050	224,320
	3/10/2019(5)			20,200	4.57	03/10/2029			11,700	74,880

(1)	These options were granted for Mr. Thorne’s services as a nonemployee director and were fully vested on the grant date.

(2)	The options vest 25% on the first anniversary of the grant date and an additional one-twelfth of 25% on each month following such date.

(3)	The options and restricted stock (as applicable) vest 25% on the first anniversary of the grant date and an additional 25% on each of the three following anniversaries of such date.

(4)

These performance options and performance restricted stock units are subject to time-based vesting and performance-based vesting. The options and restricted stock units time vest 25% on the first anniversary of the grant date and an additional 25% on each of the three following anniversaries of such date. The options and units performance vest at such time, if any, as the per share closing price of the Company’s common stock on the NASDAQ market during the period beginning on the grant date and ending on the fourth-year anniversary of the grant date equals or exceeds $25 for a period of 30 consecutive trading days. Based on the closing price of our common stock ($6.40) on the NASDAQ market on December 31, 2019, performance-vesting conditions under the performance options were not satisfied.

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(5)

These performance options and performance restricted stock units are subject to time-based vesting and performance-based vesting. The options and restricted stock units time vest 25% on the first anniversary of the grant date and an additional 25% on each of the three following anniversaries of such date. The options and units performance vest at such time, if any, as the per share closing price of the Company’s common stock on the NASDAQ market during the period beginning on the grant date and ending on the fourth-year anniversary of the grant date equals or exceeds $12 for awards granted prior to 2019 and $6.50 for awards granted in 2019 for a period of 30 consecutive trading days. Based on the closing price of our common stock ($6.40) on the NASDAQ market on December 31, 2019, performance-vesting conditions under the performance options were not satisfied.

(6)	The recognition restricted stock units granted in 2018 will vest 100% on July 31, 2020, but will accelerate for any termination by the Company other than for cause.

(7)	The options and restricted stock (as applicable) vest in equal 50% installments on December 31, 2020 and December 31, 2021.

(8)	The amounts in this column represent shares of restricted stock and restricted stock units.

(9)	Amounts in this column are based on the price of $6.40 per share, the closing market price for our common stock on December 31, 2019.

(10)	The amounts in this column represent performance restricted stock units.

Option Exercises and Stock Vested Table

The table below provides information on the stock options that were exercised by and stock awards that vested for our NEOs in 2019.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (#)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Oakleigh Thorne	—	—	3,313	15,008

Barry Rowan	—	—	11,375	56,498

John Wade	—	—	8,600	43,010

Jonathan Cobin	—	—	7,975	39,629

Marguerite Elias	—	—	7,975	39,629

(1)	The value realized on vesting represents the number of shares multiplied by the market value of our Common Stock at the time the applicable share vested.

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Nonqualified Deferred Compensation Table

The table below provides information on the nonqualified deferred compensation benefits of each of our NEOs in 2019.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
Oakleigh Thorne(1)	—	—	138,484	—	259,910

Barry Rowan	—	—	—	—	—

John Wade	—	—	—	—	—

Jonathan Cobin	—	—	—	—	—

Marguerite Elias	—	—	—	—	—

(1)

Deferred amounts represent the value of deferred share units granted under our 2013 Omnibus Plan and our 2016 Omnibus Plan for the period of time Mr. Thorne served as a nonemployee director prior to his appointment as President and Chief Executive Officer in March 2018. See “Director Compensation” for a discussion on the compensation our directors receive for their service on the board.

(2)

The deferred share units included in this amount were received in fiscal years 2013, 2014, 2015, 2016, 2017 and 2018. The amount in respect of deferred share units received prior to 2018 were not reported as compensation in the “Summary Compensation Table” to Mr. Thorne in previous years because he was not a NEO at the time. However, such compensation was reported in the “Director Compensation” section when Mr.  Thorne served as a nonemployee director.

Potential Payments upon Termination or Change of Control

The following table describes the payments and benefits that each NEO would have been entitled to receive upon a hypothetical termination of employment or change in control as of December 31, 2019.

For a description of the potential payments upon a termination pursuant to the employment agreements with our NEOs other than within two years following a change in control, see “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements.” For a description of the potential payments upon a termination by the Company without cause or if the NEO resigns with good reason within two years following a change in control, see “—Elements of Compensation—Employment and Other Agreements with NEOs.” For a description of the consequences of a termination of employment or a change in control for the stock options granted to NEOs under our Stock Option Plan, our 2013 Omnibus Plan and our 2016 Omnibus Plan, please see the disclosure that follows the table.

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Severance(1)	Death or Disability ($)	Voluntary Resignation ($)	Involuntary Termination without Cause ($)	Termination for Good Reason ($)	Involuntary Termination without Cause or Termination for Good Reason within 2 Years Following Change in Control ($)(8)		Change in Control ($)(6)
Oakleigh Thorne	58,333	—	758,333	700,000	758,333	(9)	—
Barry Rowan	37,500	—	487,500	450,000	1,080,000		—
John Wade	33,333	—	433,333	400,000	900,000		—
Jonathan Cobin	30,000	—	390,000	360,000	810,000		—
Marguerite Elias	27,500	—	357,500	330,000	742,500		—
Benefits(2)
Oakleigh Thorne	—	—	—	—	—		—
Barry Rowan	—	—	13,800	13,800	20,700		—
John Wade	—	—	26,220	26,220	39,330		—
Jonathan Cobin	—	—	20,784	20,784	31,176		—
Marguerite Elias	—	—	8,664	8,664	12,996		—
Value of Accelerated Restricted Stock(3)
Oakleigh Thorne	—	—	—	—	—		—
Barry Rowan	64,000	—	—	—	128,000		128,000
John Wade	33,120	—	—	—	49,120		49,120
Jonathan Cobin	29,120	—	—	—	45,120		45,120
Marguerite Elias	29,120	—	—	—	45,120		45,120
Value of Accelerated Restricted Stock Units(4)
Oakleigh Thorne	153,203	—	—	—	591,597		591,597
Barry Rowan	559,885	—	154,010	—	1,086,707		1,086,707
John Wade	201,779	—	136,896	—	387,616		387,616
Jonathan Cobin	188,090	—	123,206	—	373,926		373,926
Marguerite Elias	174,400	—	109,517	—	360,237		360,237
Value of Stock Options(5)
Oakleigh Thorne	65,194	—	—	—	260,775		260,775
Barry Rowan	101,953	—	—	—	259,307		259,307
John Wade	27,703	—	—	—	110,807		110,807
Jonathan Cobin	27,703	—	—	—	110,807		110,807
Marguerite Elias	27,703	—	—	—	110,807		110,807
Value of Accelerated Performance Restricted Stock Units
Oakleigh Thorne	—	—	—	—	—		—
Barry Rowan	—	—	—	—	—		—
John Wade	—	—	—	—	—		—
Jonathan Cobin	—	—	—	—	—		—
Marguerite Elias	—	—	—	—	—		—

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Severance(1)	Death or Disability ($)	Voluntary Resignation ($)	Involuntary Termination without Cause ($)	Termination for Good Reason ($)	Involuntary Termination without Cause or Termination for Good Reason within 2 Years Following Change in Control ($)(8)	Change in Control ($)(6)
Value of Accelerated Performance Options(7)
Oakleigh Thorne	—	—	—	—	—	—
Barry Rowan	—	—	—	—	—	—
John Wade	—	—	—	—	—	—
Jonathan Cobin	—	—	—	—	—	—
Marguerite Elias	—	—	—	—	—	—
Total
Oakleigh Thorne	276,730	—	758,333	700,000	1,610,705	852,372
Barry Rowan	763,338	—	655,310	463,800	2,574,714	1,474,014
John Wade	295,935	—	596,449	426,220	1,486,873	547,543
Jonathan Cobin	274,913	—	533,990	380,784	1,371,029	529,853
Marguerite Elias	258,723	—	475,681	338,664	1,271,660	516,164

(1)

Includes 30 days’ pay in lieu of notice and continuation of NEO’s salary pursuant to each NEO’s employment agreement (except for Mr. Thorne). Messrs. Thorne, Cobin and Wade and Ms. Elias are entitled to 30 days’ pay in lieu of notice on a termination for disability. On a termination without cause or resignation for good reason, Mr. Thorne is entitled to 30 days’ pay in lieu of notice and a pro rata bonus for the year of termination. See “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table —Employment Agreements” and “—Elements of Compensation—Change in Control Protection” for a discussion of the terms of the agreements.

(2)

For each NEO, the amounts include the cost of COBRA premiums to maintain health insurance coverage that is substantially equivalent to that which the NEO received immediately prior to termination and assumes that the NEO elects COBRA coverage for the full period for which he is entitled to payment or reimbursement. See “—Elements of Compensation—Change in Control Protection” above for a discussion of the terms of those agreements.

(3)

The value of vesting of time-based vesting restricted stock is calculated by multiplying the number of unvested shares of restricted stock that would accelerate by $6.40, which was the closing price of our common stock on the NASDAQ market on December 31, 2019. In case of a change in control, the table assumes that all shares of restricted stock were accelerated as a result of the transaction. See “—Effect of Termination or Change in Control on Equity Compensation” below for a description of the circumstances that would trigger accelerated vesting upon a change in control.

(4)

The value of vesting of time-based vesting restricted stock units is calculated by multiplying the number of unvested restricted stock units that would accelerate by $6.40, which was the closing price of our common stock on the NASDAQ market on December 31, 2019. In the case of the recognition RSUs granted in 2018, all such recognition RSUs will accelerate for any termination

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other than for cause. In case of a change in control, the table assumes that all shares of restricted stock units were accelerated as a result of the transaction. See “—Effect of Termination or Change in Control on Equity Compensation” below for a description of the circumstances that would trigger accelerated vesting upon a change in control.

(5)

The value of vesting of time-based vesting stock options is calculated by multiplying the number of unvested options that would accelerate by the difference between the exercise price and $6.40, which was the closing price of our common stock on the NASDAQ market on December 31, 2019, over the applicable exercise price per share. See “—Effect of Termination or Change in Control on Equity Compensation” below for a description of the circumstances that would trigger accelerated vesting upon a change in control. The table reflects unvested options that were in the money (i.e., had an exercise price lower than our stock price) as of December 31, 2019.

(6)	Assumes acquiror will not grant replacement awards. If replacement awards are granted, vesting of options and restricted stock will not accelerate in the absence of an involuntary termination.

(7)

Based on the closing price of our common stock ($6.40) on the NASDAQ market on December 31, 2019, performance-based vesting conditions under the previously granted performance options were not satisfied. As such, this column does not reflect any value for the performance options. See “—Effect of Termination or Change in Control on Equity Compensation” below for a description of the treatment of performance conditions upon a change in control.

(8)

Based on the closing price of our common stock ($6.40) on the NASDAQ market on December 31, 2019, the performance-based vesting conditions under the previously granted performance restricted stock units were not satisfied. As such, this column does not reflect any value for the performance restricted stock units. See “—Effect of Termination or Change in Control on Equity Compensation” below for a description of the treatment of performance conditions upon a change in control.

(9)

Mr. Thorne is not party to a change in control agreement. This amount assumes that his employment agreement would continue in the event of a change in control. Under Mr. Thorne’s employment agreement, he would receive the pro rata portion of his annual bonus for the fiscal year in which his termination occurs based on the actual results for such year. In addition, Mr. Thorne would receive 30 days’ pay in lieu of notice (equal to $58,333) for an involuntary termination without cause but he would not receive such amount for a termination for good reason. See “ —Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table —Employment Agreements” for a discussion of the terms of Mr. Thorne’s employment agreement.

Effect of Termination or Change in Control on Equity Compensation.

Time-based Vesting Stock Options, Restricted Stock and Restricted Stock Units

If an NEO’s service relationship with us ceases for any reason other than disability, death, retirement or cause, the NEO may exercise the vested portion of any option for three months after the date of termination (except with respect to Mr. Thorne as noted above under “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements”). If an NEO’s service relationship with us terminates by reason of disability, death

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or retirement, the NEO or the NEO’s representative generally may exercise the vested portion of any option for 12 months after the date of such termination. In no event, however, may an option be exercised beyond the expiration of its term. If an NEO’s service relationship with us terminates for cause, the option (whether or not vested) will terminate immediately. In the event of death, disability or retirement, the options previously granted to the NEOs under the 2013 Omnibus Plan or under our 2016 Omnibus Plan are deemed vested to the extent of the number of options that would have vested had the NEO’s employment continued until the next vesting date immediately following the date of death or the effective date of termination of employment due to disability or retirement. None of our NEOs were eligible for retirement as of December 31, 2019.

If an NEO’s service relationship with us terminates for any reason other than death or disability, except as provided below, all unvested shares of restricted stock and unvested restricted stock units granted to the NEOs under the 2013 Omnibus Plan or the 2016 Omnibus Plan will immediately be forfeited (except with respect to Mr. Thorne as noted above under “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements”). In the event of death or disability, the shares of restricted stock previously granted to the NEOs under the 2013 Omnibus Plan or the 2016 Omnibus Plan are deemed vested to the extent of the number of shares that would have vested had the NEO’s employment continued until the next vesting date immediately following the date of death or the effective date of termination of employment due to disability. In the event of death, disability or retirement, the restricted stock units granted to the NEOs (other than the 2018 recognition RSUs) under the 2016 Omnibus Plan are deemed vested to the extent of the number of awards that would have vested had the NEO’s employment continued until the next vesting date immediately following the date of death or the effective date of termination of employment due to disability or retirement. Upon a termination for any reason other than for cause, the vesting of any unvested recognition RSUs granted in 2018 will be accelerated.

In the event that a change in control occurs, the acquiring or surviving entity in the transaction may assume or substitute similar awards for the outstanding options, restricted stock and restricted stock units, in which case the vesting of the options, restricted stock and restricted stock units is not accelerated. In such case, all of the options, restricted stock and restricted stock units will become immediately vested and exercisable if an NEO’s service relationship with us terminates without cause or due to death or disability after the change in control. If the acquiring or surviving entity does not assume or substitute similar awards for outstanding awards or our common stock is exchanged solely for cash in such change in control transaction, the vesting of options, restricted stock and restricted stock units will generally accelerate in full in connection with the change in control and the NEO will generally receive a cash payment equal to the number of shares of common stock then subject to such awards, whether or not vested and/or exercisable, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to holders of common stock in any transaction whereby the change in control takes place or (B) the fair market value of a share of common stock on the date of occurrence of the change in control, over the exercise price per share of common stock subject to the award (if applicable).

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Performance Stock Options and Restricted Stock Units

If an NEO’s service relationship with us ceases for any reason other than disability, death, retirement or cause, the NEO may exercise the vested portion of any performance option for 90 days after the date of termination (except with respect to Mr. Thorne as noted above under “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements”). If an NEO’s service relationship with us terminates by reason of disability, death or retirement, the NEO or the NEO’s representative generally may exercise the vested portion of any performance options for 12 months after the date of such termination. In no event, however, may any performance options be exercised beyond the expiration of its term. If an NEO’s service relationship with us terminates for cause, the performance options (whether or not vested) will terminate immediately. In the event of death, disability or retirement, the performance options granted to the NEOs under our 2016 Omnibus Plan are deemed vested to the extent of the number of performance options that would have vested had the NEO’s employment continued until the next vesting date immediately following the date of death or the effective date of termination of employment due to disability or retirement. In addition, if any of the performance options have time vested (but not yet performance vested), the performance options will continue to be eligible for performance-based vesting for 90 days following the participant’s death, disability or retirement.

If an NEO’s service relationship with us terminates for any reason other than death, disability or retirement, all unvested performance restricted stock units granted to the NEOs under the 2016 Omnibus Plan will immediately be forfeited (except with respect to Mr. Thorne as noted above under “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements”). In the event of death, disability or retirement, the performance restricted stock units granted to the NEOs under the 2016 Omnibus Plan are deemed vested to the extent of the number of shares that would have vested had the NEO’s employment continued until the next vesting date immediately following the date of death or the effective date of termination of employment due to disability or retirement. In addition, if any of the performance restricted stock units have time vested (but not yet performance vested), the performance restricted stock units will continue to be eligible for performance-based vesting for 90 days following the participant’s death, disability or retirement.

In the event of a change in control, the performance options and performance restricted stock units will performance vest if the change in control price equals or exceeds the stock price condition. The acquiring or surviving entity in the transaction may assume or substitute similar awards for the outstanding performance options and restricted stock units. In such case, all of the performance options and restricted stock units will become immediately vested and exercisable if an NEO’s service relationship with us terminates without cause or due to death or disability after the change in control. If the acquiring or surviving entity does not assume or substitute similar awards for outstanding awards or our common stock is exchanged solely for cash in such change in control transaction, the performance options and

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performance restricted stock units will generally time vest in connection with the change in control and, to the extent the awards have performance vested, the NEO will generally receive a cash payment equal to the number of shares of common stock then subject to such awards whether or not vested and/or exercisable, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to holders of common stock in any transaction whereby the change in control takes place or (B) the fair market value of a share of common stock on the date of occurrence of the change in control, over the exercise price per share of common stock subject to the award (if applicable).

Each of the NEOs (except Mr. Thorne) entered into change in control agreements (as amended), which provide that following a termination of employment by the Company without cause or a resignation by the NEO with good reason, within two years of a change of control, the vesting of any unvested time-based vesting equity awards will accelerate upon termination and any unvested performance award will remain outstanding until the applicable performance-based vesting date (or 90 days after such date if the award is a stock option) and will vest or be forfeited based on the satisfaction of the applicable performance goals to the extent that the NEO’s employment would have continued through the applicable normal performance vesting date (with service-based vesting accelerated in full as of the date of termination). See “—Elements of Compensation—Employment and Other Agreements with NEOs” above for a discussion of the terms of those agreements.

Compensation Risk Assessment

Management and the Compensation Committee assessed the risks associated with the Company’s compensation practices and policies for employees, including a consideration of risk-mitigating factors in the Company’s compensation practices and policies. Following this assessment, the Compensation Committee concluded that the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer:

We determined that, as of the last payroll date in December 2019, our total employee population consisted of approximately 1,117 individuals, including our CEO. This population included full- and part-time employees, of which approximately 953 were located in the United States and 82 were located in 12 countries outsides of the United States. We excluded all non-U.S. employees (other than 26 total employees located in the United Kingdom, Switzerland, Australia, United Arab Emirates, Singapore and Japan) because together this

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population represents less than 5% of Gogo’s total employee workforce. The excluded population included one in China, two in each of France, Brazil, and Germany, four in the Netherlands and 45 in India. After excluding this population and our CEO, the resulting adjusted employee population to be used for identifying our “median employee” was 1,060.

The median employee was identified using total cash compensation, which we determined reasonably reflects the annual compensation of our employees and consistently applies to all our employees. The calculation of total compensation of the CEO and the median employee was determined in the same manner as the “Total Compensation” shown for our CEO in the “Summary Compensation Table” on page 46.

In 2019, the median of the annual total compensation of all employees of the Company other than the CEO was $117,069. For the year ended December 31, 2019, the total compensation for our CEO, Mr. Thorne, was $2,675,891 as reported in the “Total” column of the Summary Compensation Table on page 46. Based on this information, for 2019, the reasonable estimated ratio of annual total compensation of our CEO to the median of the annual total compensation of all employees was 22.86:1.

The pay ratio disclosed is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. The applicable rules provide issuers with a great degree of flexibility in determining the methodology and related assumptions in identifying their median employee and calculating the ratio. As a result, the pay ratio we have disclosed in this proxy statement may not be comparable to pay ratios disclosure by other companies.

Director Compensation

Effective July 1, 2019, we approved an increase in the compensation of our non-employee directors. Our nonemployee directors, other than the Chairman, receive an annual board retainer of $240,000 (formerly $190,000), consisting of $50,000 in cash, $95,000 (formerly $70,000) in stock options (based on the fair market value of the option computed in accordance with FASB ASC Topic 718) and $95,000 (formerly $70,000) in deferred share units granted under our 2013 or 2016 Omnibus Plan. The nonemployee Chairman of the board is paid annual compensation of $315,000 (formerly $265,000), consisting of $75,000 in cash (unchanged), $120,000 (formerly $95,000) in stock options and $120,000 (formerly $95,000) in deferred share units granted under our 2013 or 2016 Omnibus Plan. The chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee each receive additional annual cash compensation of $20,000, $15,000 and $10,000, respectively. Cash payments are paid on or shortly after the end of the quarter and equity grants are made on the last business day of the quarter. Directors may elect to receive all or a portion of the cash portion of their annual retainer and any additional payments for service as a chair in the form of deferred share units granted under our 2016 Omnibus Plan. The directors are required to retain shares received upon exercise of stock options or settlement of deferred share units (on an after-tax net basis) until the earlier of one year following

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termination of board service or a change in control of the Company. This retention policy applies only to stock options and deferred share units granted on and after September 30, 2015. Our directors do not receive additional fees for attending board or committee meetings.

The following table provides summary information concerning compensation paid or accrued by us to or on behalf of nonemployee directors for services rendered to us during 2019.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(2)	Total ($)
Ronald T. LeMay	75,000	107,492	107,475	289,967
Robert L. Crandall	50,000	82,491	82,480	214,971
Hugh Jones	50,000	82,491	82,480	214,971
Michele Coleman Mayes	60,000	82,490	82,480	224,970
Robert H. Mundheim	65,000	82,490	82,480	229,970
Christopher D. Payne	50,000	82,491	82,480	214,971
Charles C. Townsend	50,000	82,491	82,480	214,971
Harris N. Williams	70,000	82,491	82,480	234,971
(1)

Ms. Mayes and Messrs. Crandall, Jones, Mundheim, Payne, Townsend and Williams elected to defer the cash portion of their annual retainer. The number of deferred share units they receive and the grant date fair value of the deferred share units are included in the table below together with the regular equity portion of their annual retainers.

(2)

The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. See Note 12, “Stock-Based Compensation,” to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which is incorporated by reference herein, for a discussion of the relevant assumptions used in calculating these amounts.

The following table sets forth, by grant date, the grant date fair value of each award with respect to service as a director in 2019. These awards are fully vested.

Name	Grant Date	Number of Deferred Share Units (#)	Grant Date Fair Value of Deferred Share Units ($)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Option Awards ($)
Ronald T. LeMay	3/29/2019	5,289	23,748	9,622	4.49	23,743
	6/28/2019	5,967	23,749	11,225	3.98	23,744
	9/30/2019	4,975	29,999	9,297	6.03	29,994
	12/31/2019	4,687	29,997	8,702	6.4	29,993

Robert L. Crandall	3/29/2019	6,681	29,998	7,090	4.49	17,495
	6/28/2019	7,537	29,997	8,271	3.98	17,496
	9/30/2019	6,011	36,246	7,360	6.03	23,745
	12/31/2019	5,664	36,250	6,889	6.4	23,744

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Name	Grant Date	Number of Deferred Share Units (#)	Grant Date Fair Value of Deferred Share Units ($)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Option Awards ($)
Hugh W. Jones	3/29/2019	6,681	29,998	7,090	4.49	17,495
	6/28/2019	7,537	29,997	8,271	3.98	17,496
	9/30/2019	6,011	36,246	7,360	6.03	23,745
	12/31/2019	5,664	36,250	6,889	6.4	23,744

Michele Coleman Mayes	3/29/2019	7,238	32,499	7,090	4.49	17,495
	6/28/2019	8,165	32,497	8,271	3.98	17,496
	9/30/2019	6,426	38,749	7,360	6.03	23,745
	12/31/2019	6,054	38,746	6,889	6.4	23,744

Robert H. Mundheim	3/29/2019	7,516	33,747	7,090	4.49	17,495
	6/28/2019	8,479	33,746	8,271	3.98	17,496
	9/30/2019	6,633	39,997	7,360	6.03	23,745
	12/31/2019	6,250	40,000	6,889	6.4	23,744

Christopher D. Payne	3/29/2019	6,681	29,998	7,090	4.49	17,495
	6/28/2019	7,537	29,997	8,271	3.98	17,496
	9/30/2019	6,011	36,246	7,360	6.03	23,745
	12/31/2019	5,664	36,250	6,889	6.4	23,744

Charles C. Townsend	3/29/2019	6,681	29,998	7,090	4.49	17,495
	6/28/2019	7,537	29,997	8,271	3.98	17,496
	9/30/2019	6,011	36,246	7,360	6.03	23,745
	12/31/2019	5,664	36,250	6,889	6.4	23,744

Harris N. Williams	3/29/2019	6,681	29,998	7,090	4.49	17,495
	6/28/2019	7,537	29,997	8,271	3.98	17,496
	9/30/2019	6,011	36,246	7,360	6.03	23,745
	12/31/2019	5,664	36,250	6,889	6.4	23,744

(a)	The following table shows the aggregate number of DSUs and options held by our directors as of December 31, 2019.

Name	Number of DSUs (#)	Number of Options (#)
Ronald T. LeMay	69,492	590,542
Robert L. Crandall	86,770	179,132
Hugh W. Jones	49,675	78,688
Michele Coleman Mayes	70,468	78,688
Robert H. Mundheim	79,956	148,232
Christopher D. Payne	69,569	110,641
Charles C. Townsend	84,026	117,332
Harris N. Williams	61,156	117,332

Compensation Committee Interlocks and Insider Participation

Robert L. Crandall, Robert H. Mundheim, Hugh W. Jones and Charles C. Townsend served as the members of our Compensation Committee in 2019. During 2019, none of our executive officers served as a member of the board of directors or compensation committee of any entity that had one or more executive officers serving on the Company’s board of

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directors or Compensation Committee. During 2019, no member of the Compensation Committee served as an officer or employee of the Company while also serving on the Compensation Committee or was formerly an officer of the Company.

Certain members of our Compensation Committee (and/or certain entities affiliated with certain members) are parties to the registration rights agreement described under “Directors, Executive Officers and Corporate Governance—Related Person Transactions—Registration Rights Agreement.”

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth the number of shares of our common stock reserved for issuance under our equity compensation plans as of the end of 2019:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)		Weighted average exercise price of outstanding options, warrants and rights ($)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(#)
	(a)		(b)		(c)
Equity compensation plans approved by security holders	15,869,459	(1)	11.70	(2)	5,276,184	(3)
Equity compensation plans not approved by security holders	N/A		N/A		N/A
Total	15,869,459		11.70		5,276,184

(1)	Represents the number of shares associated with options, restricted stock units, performance options, performance restricted stock units and deferred share units outstanding as of December 31, 2019.

(2)	Represents the weighted average exercise price of the 11,074,504 options and performance options disclosed in column (a).

(3)

Represents the number of shares remaining available for future issuance under the 2013 Omnibus Plan (2,015), 2016 Omnibus Plan (5,095,820) and the Gogo Inc. Employee Stock Purchase Plan (178,349) as of December 31, 2019. Of this number, only 3,515,448 shares were available for issuance with respect to restricted stock units, deferred share units and other awards based on the full value of stock (rather than an increase in value) under the 2013 Omnibus Plan and 2016 Omnibus Plan, as of December 31, 2019.

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AUDIT MATTERS

Audit Committee Report

The Audit Committee of our board of directors is responsible for, among other things, reviewing with Deloitte & Touche LLP, our independent registered public accounting firm, the scope and results of their audit engagement. In connection with the 2019 audit, the Audit Committee has:

•	Reviewed and discussed with management the Company’s audited financial statements;
•	Discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board; and
•	Received from and discussed with Deloitte & Touche LLP the communications from Deloitte & Touche LLP required by the Public Company Accounting Oversight Board regarding their independence.

Based on the review and the discussions described in the preceding bullet points, the Audit Committee recommended to the board of directors that the audited financial statements and management’s report on internal controls over financial reporting be included in our Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the Securities and Exchange Commission.

The Audit Committee has adopted a charter and a process for pre-approving services to be provided by Deloitte & Touche LLP.

The members of the Audit Committee have been determined to be independent in accordance with the requirements of Section 5605(c) of the Nasdaq Stock Market listing standards and the requirements of Section 10A(m)(3) of the Exchange Act.

The Audit Committee:

Harris N. Williams (Chair)
Robert L. Crandall
Hugh W. Jones
Michele Coleman Mayes

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Pre-approval of Independent Auditor Services

The Audit Committee pre-approves all audit, audit-related, tax, and other services performed by the independent auditors. The Audit Committee pre-approves specific categories of services up to pre-established fee thresholds. Unless the type of service had previously been pre-approved, the Audit Committee must approve that specific service before the independent auditors may perform it. In addition, separate approval is required if the fees for any pre-approved category of service exceed the fee thresholds established by the Audit Committee. The Audit Committee may delegate to Mr. Harris Williams or any other independent chair of the Audit Committee pre-approval authority with respect to permitted services, provided that the chair must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All fees described below were pre-approved by the Audit Committee.

Independent Registered Public Accounting Firm Fees

The following table presents the Company’s fees for services performed by its independent registered public accounting firm, Deloitte & Touche LLP, and its affiliates, for the years ended December 31, 2019 and 2018.

	2019	2018
Audit fees(1)	$2,075,899	$1,831,857
Audit-related fees(2)	426,450	514,238
Fees for tax services(3)	46,956	82,360
All other fees(4)	22,441	24,754

Total	$2,571,746	$2,453,209

(1)	Audit fees principally include fees for services related to the audit of the Company’s financial statements and review of the Company’s quarterly financial information.

(2)	Audit-related fees principally include fees for comfort letters related to debt offerings, registration statements and consultation on accounting matters.

(3)	Fees for tax services principally include fees for tax advice related to domestic tax compliance, international tax structuring and advisory services.

(4)	All other fees include fees for advice related to executive compensation programs and subscription fees to an online accounting research tool.

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PROPOSAL 1: ELECTION OF DIRECTORS

The board has nominated the two persons named below for election as directors at the Annual Meeting to serve until the 2023 annual meeting or until their respective successors are duly elected and qualified. Each of the nominees for director is currently serving on the board. If any nominee is unable to serve as a director, which we do not anticipate, the board by resolution may reduce the number of directors or choose a substitute nominee.

Nominees for Director

•	Hugh W. Jones
•	Oakleigh Thorne

For biographical information about the nominees for director, including information about their qualifications to serve as a director, see “Directors, Executive Officers and Corporate Governance—Class I Nominees” beginning on page 14.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” THE ELECTION TO THE BOARD

OF EACH OF THE TWO NOMINEES FOR CLASS I DIRECTOR.

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PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, the Company’s stockholders are entitled to approve, on an advisory basis, the compensation of our named executive officers. This non-binding advisory vote, commonly known as a “Say on Pay” vote, gives our stockholders the opportunity to express their views on our named executive officers’ compensation.

As described in the “Compensation Discussion and Analysis” section of this proxy statement (the “CD&A”), the goal of our executive compensation programs has been and continues to be to support the successful recruitment, development and retention of executive talent through a pay-for-performance culture, so that we can achieve our business objectives and optimize our long-term financial returns. In furtherance of those goals, our Compensation Committee has developed compensation programs intended to provide competitive base compensation and reward performance that meet or exceed the targets established by the Compensation Committee, with the objective of increasing long-term stockholder value and supporting the shorter-term business goals it believes are necessary to effect that increase.

To do so, the Compensation Committee uses a combination of short-term incentive cash compensation and long-term equity incentive compensation to motivate and reward executives who have the ability to significantly influence our long-term financial success in a way that maximizes stockholder value and supports our shorter-term business goals. Our Compensation Committee recognizes the developing nature of our growing business and uses a measure of flexibility in recognizing and rewarding performance and endeavors to compensate our executive officers in a manner that is market-competitive and consistent with our business strategy, sound corporate governance principles and stockholder interests. We believe that our compensation programs are effective, appropriate and strongly aligned with the long-term interests of our stockholders.

For these reasons, our Board is asking stockholders to vote “For” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED.”

As you consider this Proposal 2, we urge you to read the CD&A section of this proxy statement for additional details on our executive compensation principles and programs, and to review the tabular disclosures regarding executive compensation together with the accompanying narrative disclosures in the “Executive Compensation” section of this proxy statement.

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As an advisory vote, this Proposal 2 is not binding on our board of directors or the Compensation Committee. However, our board of directors and the Compensation Committee value the opinions of our stockholders, and will carefully consider the outcome of the vote when making future compensation decisions for our named executive officers.

The proposal to approve, on an advisory basis, the compensation of our named executive officers requires for its approval the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting by holders of common stock who are present in person or by proxy. Any abstention will have the effect of a vote against the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY

STATEMENT.

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PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE GOGO INC. EMPLOYEE STOCK PURCHASE PLAN

We are asking our stockholders to approve an amendment to the Gogo Inc. Employee Stock Purchase Plan (the “ESPP”) to increase the maximum number of shares of our common stock that may be issued under the ESPP to 2,200,000 shares. On the recommendation of the Compensation Committee, our board approved this amendment, subject to stockholder approval, on March 9, 2020.

Our board believes that the ESPP helps retain and motivate eligible employees and further align their interests with those of our stockholders. The board approved this amendment, subject to stockholder approval, so that we can continue to provide this benefit to eligible employees in the future.

The ESPP was originally approved by the board and the stockholders in May 2013 and became effective upon our initial public offering in June 2013. An amendment to the ESPP was subsequently adopted by the board in April 2017 and approved by the stockholders in June 2017. The Compensation Committee further amended the ESPP on July 31, 2019. 1,200,000 shares of our common stock were previously authorized for issuance under the ESPP, and, as of March 2, 2020, 1,109,332 shares were issued and 90,668 shares remained available for future issuance. If this amendment is approved by the stockholders 1,090,668 shares will be available for future issuance, which is an increase of 1,000,000.

Summary of the ESPP

The following is a summary of the material terms of the ESPP and is qualified in its entirety by reference to the text of the ESPP. A copy of the proposed amendment to the ESPP and the ESPP are attached as Annexes A and B to this Proxy Statement and are incorporated by reference herein.

Administration.

Our board will administer the ESPP, unless the board determines to delegate administrative authority to a committee of the board. The board has delegated such authority to the Compensation Committee. The administrator has full authority to prescribe, amend and rescind rules and regulations relating to the administration of the ESPP and make all other determinations necessary or advisable for the administration and interpretation of the ESPP.

Share Purchases.

Participation in the ESPP is voluntary. The ESPP permits shares of our common stock to be sold to participating employees on the last trading day of an offering period. Each offering period will have a stated term determined by the administrator, but in no event will

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the offering period be longer than 27 months. The number of shares a participant will be able to purchase will generally be equal to the payroll deductions during the offering period divided by the purchase price per share. The purchase price per share is determined by the administrator, but may be no less than the lesser of (x) eighty-five percent (85%) of the fair market value of a share on the date on which an offering period commences and (y) eighty-five percent (85%) of the fair market value of a share on the date on which an offering period ends. The ESPP limits each participant’s share purchases in order to stay within the Code’s $25,000 per year accrual rate purchase limitation (based on the fair market value of the shares on the first day of the offering period).

Eligible Participants. Any employee of the Company or certain subsidiaries of the Company designated by the administrator may participate in the ESPP. However, the administrator may limit eligibility to participate in the ESPP as follows:

•

The administrator may exclude from participation any employee (i) whose customary employment is for not more than 20 hours per week or five months per year or (ii) who is a citizen or resident of a non-U.S. jurisdiction if participation would be prohibited under the laws of the employee’s jurisdiction or would violate Section 423 of the Code.

•	The administrator may limit participation in the ESPP to employees who have completed a fixed term of service, not to exceed two years, with the Company.
•

The administrator may determine that a designated group of highly compensated employees (within the meaning of Section 414(q) of the Code) is ineligible to participate in the Code Section 423 Component (as defined below) of the Plan.

As of March 2, 2020, approximately 1,100 employees were eligible to participate in the ESPP.

Number of Shares.

The aggregate number of shares of our common stock that will be available for purchase under the ESPP, if this amendment is approved by the stockholders, is 2,200,000 shares. No employee may receive the right to purchase our common stock under the ESPP: (i) to the extent that he or she would own or have the right to purchase stock possessing five percent (5%) or more of the total value or combined voting power of all classes of stock of us or any of our subsidiaries; or (ii) to the extent that his or her rights to purchase stock would exceed $25,000 in fair market value in any calendar year.

Terms and Conditions.

Eligible employees may become participants in the ESPP by completing an enrollment process in accordance with the rules established by the administrator. An eligible employee

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who chooses to participate in the ESPP will elect to have after-tax payroll deductions made from eligible compensation each payday during the offering period up to a maximum percentage of eligible compensation to be established by the administrator. A participant may not make contributions to his or her account other than through the payroll deductions.

Participants may change their contribution levels for future offering periods, but may not make changes to the amount of their payroll deduction during an offering period. In addition, a participant may withdraw all, but not less than all, of his or her contributions that have accumulated during an offering period but have not been used to purchase our common stock. Unless a participant withdraws from an offering under the ESPP (whether voluntarily or through termination of employment), the maximum number of whole shares which are purchasable with the accumulated contributions in the participant’s account will be purchased for such participant at the applicable purchase price on the last day of the offering period. Participants may withdraw from the ESPP at any time up to seven days prior to the last day of the offering period.

Participants who withdraw from the ESPP will not be permitted to re-enroll in the ESPP until the next offering period. Upon a participant’s termination of employment with the Company or an eligible subsidiary for any reason (including death or retirement of the participant), the participant’s participation in the ESPP will end automatically and the share purchase rights will terminate automatically. The ESPP does not provide for the payment of interest on a participant’s contributions unless required by applicable local law.

Duration, Termination and Amendment.

The ESPP shall terminate on the earlier of (a) the tenth anniversary of shareholder approval of the ESPP, (b) the day on which all shares of common stock authorized for issuance under the ESPP have been issued, or (c) the day on which the board or the administrator terminates the ESPP. The ESPP permits the board or the administrator to amend, suspend or terminate the ESPP at any time; provided, however, that the board or the administrator may not, without the approval of the Company’s stockholders, make any amendment for which stockholder approval is necessary to comply with any tax or regulatory requirement.

Nontransferability.

The right of a participant to purchase our common stock through the ESPP will not be transferable by the participant. However, such non-transferability does not preclude transfers by will or by the applicable laws of descent and distribution.

Change in Capitalization or Other Corporate Events.

In the event that the administrator determines that any stock dividend, extraordinary dividend, stock split or share recombination or any recapitalization, merger, consolidation,

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exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction that affects the common stock such that an adjustment is required in order to preserve or prevent an enlargement of the benefits or potential benefits intended to be made available under the ESPP has occurred, the administrator shall, in its sole discretion, and in such manner as the administrator deems equitable, adjust any or all of the number and kind of shares which thereafter may be offered in an offering under the ESPP.

Effect of Change in Control.

In the event of a change in control of the Company, the administrator may take whatever action it deems necessary or appropriate, including, but not limited to (i) shortening any offering period then in progress so that the shares are purchased on the date of or immediately prior to the change in control, (ii) shortening any offering period then in progress and refunding any amounts accumulated in participant accounts for such offering period, (iii) canceling the share purchase rights in exchange for a payment equal to the difference between the fair market value of our stock as of the date of the change in control and the purchase price determined according to the ESPP or (iv) granting a substitute right to participants in exchange for each purchase right.

United States Federal Income Tax Consequences

The following is a general discussion of the U.S. federal income tax consequences of participating in the ESPP for U.S. employees. The applicable rules are complex and may change from time to time, and the income tax consequences may vary depending upon an individual’s particular circumstances. It is based on the Internal Revenue Code as in effect as of the date of this proxy statement. The discussion relates only to United States federal income tax treatment; state, local, foreign, estate, gift and other tax consequences are not discussed. The summary is not intended to be a complete analysis or discussion of all potential tax consequences.

The ESPP has a U.S. tax qualified component intended to qualify as an “employee stock purchase plan” under Section 423(b) of the Code (“Section 423”) for U.S. employees (the “Code Section 423 Component”) and also has a non-Section 423 component for other employees that is not intended to qualify under Section 423 (the “Non-Code Section 423 Component”). This discussion addresses only the Code Section 423 Component. Different U.S. tax consequences apply to the Non-Code Section 423 Component. The purchase of stock under the ESPP is made with after-tax earnings. Generally, the participant does not have to report income or pay tax on the shares of our common stock at the time the participant purchases the shares. Thereafter, the U.S. federal income taxes for a participant who sells the stock will depend on when the participant sells the stock.

If stock that was purchased under an ESPP is held for more than two years after the end of the offering period, or if the participant dies while owning the shares, the participant

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recognizes ordinary income on a sale (or a disposition by way of gift or upon death) equal to the lesser of: (i) the amount by which the fair market value (or, in a sale, the actual sale price) of the shares on the date of the sale or disposition exceeds the purchase price, or (ii) the difference between the fair market value of the shares on the purchase date and the purchase price. All additional gain on the sale of stock will be treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income, and the employee will have a long-term capital loss for the difference between the sale price and the purchase price.

If the stock is sold, or is otherwise disposed of including by way of gift, before the Section 423 holding periods described above is met, the participant will (i) have engaged in a “disqualifying disposition” and (ii) recognize ordinary income at the time of sale or other disposition on the difference between the fair market value of the shares on the purchase date and the purchase price. This amount is considered ordinary compensation income in the year of sale or other disposition even if no gain is realized on the sale or disposition. If the shares are held for at least one year, the participant may recognize capital gain or loss on the sale or disposition of shares to the extent the fair market value (or, in a sale, the actual sale price) of the shares upon sale or disposition exceeds or is less than the tax basis.

Generally, the Company or its subsidiary will receive a tax deduction only to the extent that a participant recognizes ordinary income on a disqualifying disposition. The Company and its subsidiaries will not receive a deduction if the participant meets the holding period requirements.

New Plan Benefits

Because the amount of future benefits under the ESPP will depend on which of our employees elect to participate, the amount of their contribution elections and the fair market value of our common stock, it is not possible to determine the benefits that will be received by eligible participants if the amendment to the ESPP is approved by our stockholders. The closing price of a share of our common stock, as reported on the Nasdaq market on March 2, 2020, was $3.55.

The proposal to approve an amendment to the Gogo Inc. Employee Stock Purchase Plan requires for its approval the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting by holders of common stock who are present in person or by proxy. Any abstention will have the effect of a vote against the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

APPROVAL OF THE AMENDMENT TO

THE GOGO INC. EMPLOYEE STOCK PURCHASE PLAN.

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PROPOSAL 4: APPROVAL OF A STOCK OPTION EXCHANGE PROGRAM

We are asking our stockholders to approve the stock Option Exchange program described below (the “Option Exchange”). In brief, under the Option Exchange, our employees (including our executive officers) will be given the opportunity to exchange certain stock options owned by them for a lesser number of new stock options based on exchange ratios determined by our Compensation Committee. On the recommendation of the Compensation Committee, our Board approved the Option Exchange, subject to stockholder approval, on March 9, 2020.

The stock options eligible to participate in the exchange are referred to below as the “Eligible Options”; those Eligible Options which are actually surrendered for exchange in the Option Exchange are referred to below as the “Tendered Options”; and the new stock options granted in exchange for the Tendered Options are referred to below as the “Replacement Options.”

Our Board believes that the Option Exchange is in the best interest of stockholders and the Company, as the Replacement Options received under the program will provide added incentive to motivate and retain talented employees. In addition, the Replacement Options will provide us with the opportunity to reduce the “option overhang” of our outstanding stock options and allow us to make better use of the compensation costs that we have already incurred from our outstanding stock option awards.

Background

Long-term equity incentive compensation has been a critical part of our total compensation program for executives and other key employees. These long-term equity incentives make up a meaningful part of the target total compensation of our employees, including our executive officers. Through equity-based grants of stock options and restricted stock units, our goal is and has been to create an alignment among management and our stockholders focused on the creation of value for our stockholders. A key part of these grants is the use of vesting, which requires continued service and, for some options, the achievement of performance measures, in order to enjoy the full economic benefit of the awards. Option grants serve as a powerful tool in the retention of executives and other key employees based on stock price appreciation. However, when the stock price remains flat or declines, the power of options to motivate and retain the holders of these awards can be lost or greatly diminished, in particular when the exercise price is materially higher than the trading price of the underlying common stock. In this circumstance, options are sometimes referred to as being “underwater,” and we use this term below.

Gogo currently has a substantial number of deeply underwater options due to a sustained drop in its stock price over the past several years. We also have a pressing need to

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retain and motivate our key talent. For this reason, our Board is asking that our stockholders approve the Option Exchange described below. Under this program, all employees who hold Eligible Options will have the opportunity to surrender their Eligible Options and receive a number of Replacement Options based on exchange ratios established by our Compensation Committee using a Black-Scholes option pricing model intended to ensure that Tendered Options having a similar range of values are treated in the same manner. The number of Replacement Options issued in exchange for the Tendered Options will be lower than the number of Tendered Options, thus reducing option overhang. The Eligible Options will consist of those with strike prices that are at least 150% of the closing price of our common stock on the date of commencement of the window during which Eligible Options may be surrendered, which we refer to below as the “exchange period.” (For example, if our trading price were $4.00 at the commencement of the exchange period, options with a strike price equal to or higher than $6.00 per share will be Eligible Options. Similarly, if our trading price were $6.00 at the commencement of the exchange period, options with a strike price equal to or higher than $9.00 per share will be Eligible Options.) In addition, options that are scheduled to expire in June 2020 and the options granted to our Chief Executive Officer as a non-employee member of our Board are not eligible for the Option Exchange even if their exercise prices would otherwise qualify. The Replacement Options will have an exercise price equal to the share price on the date of grant, will have a 10-year term from the date of grant, and will vest on December 31, 2022.

Summary of Currently Outstanding Options

As of February 28, 2020, there were 7,613,390 outstanding options held by our employees, of which 99.6% were “underwater” on that date, meaning the exercise price of the option exceeded $3.61, which was the closing trading price of our common stock on that date.

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Based on a trading price of our common stock of $3.61, the following table sets forth the number of Eligible Options held by our Named Executive Officers, our other executive officers as a group and our other employees as a group. The figures in this table do not include stock options scheduled to expire in June 2020 and the options granted to our Chief Executive Officer as a non-employee member of our Board, all of which are ineligible for the Option Exchange even though they are also underwater at this price.

Eligible Stock Options

Oakleigh Thorne	873,500

Barry Rowan	374,000

John Wade	601,880

Jonathan B. Cobin	486,694

Marguerite M. Elias	504,880

Other Executive Officers as a Group	384,420

Non-Executive Officer Employees as a Group	2,856,058

Rationale for Option Exchange

Our Compensation Committee has determined that an Option Exchange whereby participants can elect to exchange significantly underwater stock options for a smaller number of Replacement Options is attractive for the following reasons:

•

The Option Exchange offers a reasonable, balanced and meaningful incentive for participants. Under the Option Exchange, participants will surrender Eligible Options, including options that are fully vested when surrendered, for a smaller number of Replacement Options that are subject to vesting based on continued employment. Replacement Options will vest on December 31, 2022. We believe that the smaller number of Replacement Options granted, together with the new vesting requirement, represents a reasonable and balanced approach to the issues presented by the underwater options and creates the potential for a significant positive impact on retention, motivation and performance. As with the currently outstanding options, the Replacement Options will provide value to eligible participants only if our share price increases over time, thereby aligning eligible participant and stockholder interests.

•

The Option Exchange will help to restore retention and motivation incentives. We rely on highly skilled employees to move our business forward. Competition for employees is intense. We continue to believe that equity incentive awards are an important component of our compensation program and our ability to retain and motivate our key contributors. We also believe that substantially underwater options do not have sufficient positive impact on, and in some cases negatively

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impact, retention and motivation, and that for our stock options to serve their intended purpose, they need to be exercisable at prices at least near the current trading prices of our common stock. The failure to address the underwater option issue in the near to medium term will make it more difficult for us to retain our key contributors. If we cannot retain these individuals, our business, results of operations and future stock price would likely be adversely affected. We believe that the Replacement Options will be significantly more effective in retaining and incentivizing eligible participants than the existing underwater options.

•

The Option Exchange will more closely align compensation costs with the retention and motivation value of the equity awards. Our underwater options have exercise prices that were equal to the fair market value of our common stock at the time of grant. Under applicable accounting rules, we are required to continue to recognize compensation expense related to these options while they remain outstanding, even if they are never exercised. We believe that it is an inefficient use of corporate resources to recognize compensation expense on awards that are not valued by our employees. Replacing underwater options that result in compensation accounting expense but have little or no retention or incentive value with Replacement Options that will provide both enhanced retention and incentive value is a more efficient and effective compensation strategy.

•

The Option Exchange will reduce our equity award overhang. Not only do the underwater options have little or no retention value, they must nevertheless be treated as outstanding (i.e., they count as “overhang” on our common stock) until they are exercised, expire or otherwise terminate. The Option Exchange is expected to significantly reduce our equity award overhang at expected levels of participation because significantly fewer shares will be subject to the Replacement Options.

•

The reduced number of shares subject to the Replacement Options will conserve our equity pool. Under the terms of the 2016 Omnibus Plan, any shares subject to Eligible Options that are surrendered in the Option Exchange (less the number of Replacement Options granted) will automatically be reserved for future issuance. This return of shares will constitute an efficient use of the shares available for future issuance.

•

The Option Exchange will likely decrease pressure for cash awards. If we are unable to conduct the Option Exchange, we may find it necessary to provide long-term compensation to our senior management and key employees through other means, including through cash awards that would be in addition to our annual cash bonus program. We do not believe that use of cash for long-term incentives would create the same sustained alignment between our management and key employees as long-term equity incentives, and our strong commercial preference is to use our available cash for other business purposes.

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Structure of the Option Exchange

The following is a summary of the terms recommended by our Compensation Committee and adopted by our Board. Our Compensation Committee reserves the right to modify the terms of the Option Exchange, or to postpone or cancel the Option Exchange, whether before or after the exchange period has commenced. See “Potential Modification to Terms of Option Exchange.”    The definitive terms of the Option Exchange will be set forth in an “Offer to Exchange” and related materials prepared under the federal securities laws, which are expected to be distributed to holders of Eligible Options as soon as practicable after our stockholders approve the Option Exchange.

Eligible Participants. All of our employees holding Eligible Options, including our executive officers, are eligible to participate in the Option Exchange. The non-employee members of our Board are not eligible to participate in the Option Exchange.

Eligible Stock Options. The Option Exchange will be offered only with respect to stock options with an exercise price that is equal to or greater than 150% of the closing price of our common stock on the commencement of the exchange period. In addition, any stock options that are otherwise scheduled by their terms to expire in June 2020 and the options granted to our Chief Executive Officer as a non-employee member of our Board are excluded from the Option Exchange.

Establishment of Exchange Ratios. The number of Replacement Options to be received by an option holder who participates in the Option Exchange is expected to be based on the following exchange ratios, or such other exchange ratios as the Compensation Committee may determine at the commencement of the exchange period:

Estimated No. of Eligible Options:	Initial Exchange Ratios:	Estimated No. of Replacement Options if all Eligible Options are Exchanged:

3,892,335	1.5	2,594,890

1,708,423	3.0	569,474

48,674	6.5	7,488

432,000	35.0	12,343

Date of Grant of the Replacement Options. The Replacement Options will be granted on the closing date of the exchange period.

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Exercise Price of the Replacement Options. The exercise price of the Replacement Options will be set using the closing trading price of our common stock on the date of grant.

Establishment of a New Vesting Period.    Regardless of the vested or unvested status of the Tendered Options, the Replacement Options will be subject to a new vesting period and will vest on December 31, 2022. This vesting period supports the long-term nature of stock as an incentive vehicle and also motivates additional years of retention as compared to the Eligible Options, many of which are already vested.

Establishment of a New Term of Ten Years. The Replacement Options will also have a 10-year term from the date of grant.

Completion of the Option Exchange Following Stockholder Approval. We expect that the exchange period will begin in the second quarter of 2020 shortly after approval by stockholders at the Annual Meeting. Whether and when to commence the exchange period, and the closing date of the exchange period, will be determined by our Compensation Committee.

Impact of Option Exchange

We currently estimate that the Option Exchange will cover approximately 6,081,432 outstanding Eligible Options. If this number of Eligible Options is exchanged in full, then we currently estimate that 3,184,195 Replacement Options will be granted to our employees, thus reducing our overhang by an estimated 2,897,237 shares. All Tendered Options will be cancelled on the closing date of the exchange period and, in accordance with the terms of our 2016 Omnibus Plan, the shares underlying the Tendered Options will be available for issuance in connection with future plan awards.

The Replacement Options will be granted with an exercise price equal to the market value of our common stock on the grant date, and will be subject to the new vesting date and expiration date described above. We believe that this approach will best align our employees with our other stockholders for retention purposes and to incentivize long-term stock price growth.

Option Exchange Process

Overview of the Option Exchange Process

Upon commencement of the exchange period, employees holding Eligible Options will receive written materials in the form of an “Offer to Exchange” setting forth the precise terms of the Option Exchange. At or before the commencement of the exchange period, we will file the Offer to Exchange with the SEC as part of a tender offer statement on Schedule TO.

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Eligible employees who desire to exchange some or all of their Eligible Options under the Option Exchange must voluntarily elect to participate. All employees who are employed on the commencement date of the exchange period, remain employed on the Replacement Option grant date, and hold Eligible Options may participate in the Option Exchange. Eligible employees will be given a period of at least 20 business days to elect to surrender Eligible Options in exchange for a lesser number of Replacement Options. Upon completion of the Option Exchange, the Tendered Options will be cancelled and the Replacement Options will be granted. The 2016 Omnibus Plan will govern any terms or conditions of Replacement Options not specifically addressed within this Proposal 4, including treatment on a termination of employment or a change in control of the Company.

Election to Participate

Eligible employees will receive the Offer to Exchange and will be able to voluntarily elect to participate in the Option Exchange. If you are both a stockholder and an employee holding Eligible Options, please note that voting to approve the Option Exchange does not constitute an election to participate in the Option Exchange. The Offer to Exchange described above will be provided if and when the Option Exchange is initiated; you can elect to participate with respect to your Eligible Options only after that time.

Eligible Options to Be Cancelled via the Option Exchange

As of February 28, 2020, there were 7,613,390 total stock options outstanding under the 2016 Omnibus Plan and prior equity incentive plans, of which 6,081,432 are Eligible Options based on a trading price of $3.61, which was the closing price of our common stock on that date.

Stock Option Exchange Ratios

The anticipated exchange ratios governing the conversion of the Tendered Options into Replacement Options have been established by the Compensation Committee for each Eligible Option based on the value of the Eligible Options (calculated using a Black-Scholes option pricing model). The calculation of value using the Black-Scholes option pricing model takes into account variables such as the volatility of our stock and the expected term of a stock option. Setting the exchange ratios in this manner is intended to ensure that the same exchange ratio will be applied to all Eligible Options having the same range of values, as determined on a Black-Scholes basis. This is designed for the purpose of fairness and consistency of treatment among all Eligible Options that fall within the same range of values.

Accounting Impact

We follow the provisions of ASC Topic 718—Stock Compensation, which requires that employee equity awards be accounted for under the fair value method.

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The Option Exchange will use a Black-Scholes option pricing model to estimate the fair value of the Eligible Options. The use of a Black-Scholes option pricing model is not intended to reduce the share-based compensation expense of the Option Exchange. Rather, the use of a Black-Scholes option pricing model is intended to provide that all Tendered Options of similar value (determined on this basis) will be subject to the same exchange ratio.

Any unrecognized compensation expense from the Tendered Options will be recognized prior to the end of the service period of the Replacement Options received in the Option Exchange. Incremental compensation cost, if any, associated with the Replacement Options under the Option Exchange will be recognized over the service period of the Replacement Options. However, compensation cost will not be recognized as to any options that are forfeited due to employees not meeting the applicable service requirements.

U.S. Tax Consequences

The exchange of Tendered Options for Replacement Options pursuant to the Option Exchange should be treated as the cancellation of the Tendered Options and the grant of Replacement Options having an exercise price equal to the fair market value of our common stock on the grant date. The Company and participating employees should not recognize any income for U.S. federal income tax purposes upon either the cancellation of the Tendered Options or the grant of the Replacement Options. All Replacement Options will be non-qualified stock options for U.S. federal income tax purposes. Tax effects may vary in other countries; a more detailed summary of tax considerations will be provided to all participants in the Option Exchange documents.

Potential Modification to Terms of Option Exchange

The terms of the Option Exchange will be described in an Offer to Exchange that will be filed with the SEC. Although we do not anticipate that the SEC will require us to materially modify the Option Exchange’s terms and conditions, it is possible that we will need to alter the terms of the Option Exchange to comply with comments from the SEC. Changes in the terms of the Option Exchange may also be required for tax purposes. It is possible that we may need to make modifications to the terms offered to eligible employees in countries outside the United States to comply with local legal requirements, or for tax or accounting reasons. Our Compensation Committee will retain the discretion to make any such necessary or desirable changes to the terms of the Option Exchange for purposes of complying with comments from the SEC or optimizing the U.S. or foreign tax consequences.

We may also find it necessary or appropriate to change the terms of the Option Exchange to take into account our administrative needs, legal requirements, accounting rules, other policy decisions that our Compensation Committee determines make it appropriate to change the Option Exchange, and for other or similar reasons. Without limiting the generality

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of this discretion, our Compensation Committee will retain the discretion to make any necessary or desirable changes to the terms of the Option Exchange at any time, and the Compensation Committee may change the exchange ratios (whether before or during the exchange period) if it determines that doing so will better advance the interests of the Company in the Option Exchange. However, in no event will the Compensation Committee have the discretion to include non-employee directors in the Option Exchange. The final terms of the Option Exchange will be set forth in the formal documents that comprise the Offer to Exchange. In addition, our Compensation Committee reserves the right to postpone or cancel the Option Exchange, whether before or after the exchange period has commenced.

Conclusion

We strongly believe that our equity program and emphasis on key employee stock ownership have been integral to our success. We believe that our equity program has enhanced our ability to attract, motivate, and retain the employee talent critical to attaining long-term improved company performance and stockholder returns. Therefore, we consider approval of the Option Exchange to be important to our future success, as it will enable the Company to strengthen the motivational and retention value of our stock option awards to our key employees.

Unanimous Recommendation of the Board of Directors; Vote Required

This proposal to approve the Option Exchange requires for its approval the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting by holders of common stock who are present in person or by proxy. Any abstention will have the effect of a vote against the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS APPROVAL OF THE STOCK OPTION EXCHANGE

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PROPOSAL 5: RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

The Audit Committee has appointed Deloitte & Touche LLP, an independent registered public accounting firm, as the independent auditor to perform an integrated audit of the Company for the fiscal year ending December 31, 2020. Deloitte & Touche has served as our independent auditor since 2007.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm. However, the board believes that obtaining stockholder ratification of the appointment is a sound corporate governance practice. If the stockholders do not vote on an advisory basis in favor of Deloitte & Touche LLP, the Audit Committee will reconsider whether to hire the firm and may retain Deloitte & Touche LLP or hire another firm without resubmitting the matter to stockholders for approval. The Audit Committee retains the discretion at any time to appoint a different independent auditor.

Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if they desire.

The proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for fiscal year 2020 requires for its approval the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting by holders of common stock who are present in person or by proxy. Any abstention will have the effect of a vote against the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

THE COMPANY FOR FISCAL YEAR 2020.

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OTHER INFORMATION FOR STOCKHOLDERS

Other Business

The board of directors is not aware of any other matters to be presented at the annual meeting. If any other matter was properly submitted for action and presented at the meeting, the holders of the accompanying proxy will vote the shares represented by the proxy on such matter in accordance with their best judgment. If any matter not proper for action at the meeting should be presented, the holders of the proxy will vote against consideration of the matter or the proposed action.

Proposals for 2021

The Company will review for inclusion in next year’s proxy statement stockholder proposals received by [●], 2020 pursuant to SEC Rule 14a-8. Proposals must be sent to Marguerite M. Elias, Executive Vice President, General Counsel and Secretary of the Company, at 111 N. Canal St., Suite 1500, Chicago, Illinois 60606.

Stockholder proposals not included in next year’s proxy statement may be brought before the 2021 annual meeting of stockholders by a stockholder of the Company who is entitled to vote at the meeting, has given a written notice to the Executive Vice President, General Counsel and Secretary of the Company containing certain information specified in the Bylaws, and was a stockholder of record at the time such notice was given. Such notice must be delivered to or mailed to and received at the address in the preceding paragraph no earlier than December 31, 2020 and no later than January 30, 2021, except that if the date of the 2021 annual meeting of stockholders is changed, and the meeting is held before March 30, 2021 or after July 8, 2021, such notice must be delivered at the address in the preceding paragraph no earlier than 120 days prior to the new date of such annual meeting and no later than the close of business on the later of (i) the ninetieth day prior to the new date of such annual meeting and (ii) the tenth day following the day on which a public announcement of the new date of such annual meeting is first made.

Annual Report for 2019

The fiscal year 2019 Annual Report to Stockholders, including our 2019 Annual Report on Form 10-K (which is not a part of our proxy soliciting materials and is discussed further below), is being mailed with this proxy statement. Stockholders can also access this proxy statement and our fiscal year 2019 Annual Report on our investor relations website at www.ir.gogoair.com or at www.proxyvote.com, using the control number located on each proxy card.

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We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibits. All requests should be directed to Investor Relations, Gogo Inc., 111 N. Canal St., Suite 1500, Chicago, Illinois 60606.

Householding of Annual Disclosure Documents

In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions are receiving only one copy of our annual report and this proxy statement. This reduces the volume of duplicate information received at your household and helps to reduce costs. If you would like to have additional copies of these documents mailed to you, please call (312) 517-6069 or write to Investor Relations at 111 N. Canal St., Suite 1500, Chicago, Illinois 60606. If you would like to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder.

Attendance at Annual Meeting

If a stockholder would like to attend the Annual Meeting in person, directions may be obtained by contacting Investor Relations at (917) 519-6994 or ir@gogoair.com.

BY ORDER OF THE BOARD OF DIRECTORS

Marguerite M. Elias
Executive Vice President, General Counsel and Secretary

Chicago, Illinois

[●], 2020

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ANNEX A

[PROPOSED]

AMENDMENT NO. 1

TO

THE GOGO INC.

EMPLOYEE STOCK PURCHASE PLAN

This Amendment No. 1 (this “Amendment”) to the Gogo Inc. Employee Stock Purchase Plan (the “Plan”), effective as of April 29, 2020, by action of the Board of Directors (the “Board”) of Gogo. Inc., a Delaware corporation (the “Company”).

1. Section 3.1 of the Plan is amended by deleting the first sentence of Section 3.1 in its entirety and replacing it with the following new sentence: “Subject to adjustments as provided in this Article III, the maximum number of Shares available for purchase under the Plan on or after the Effective Date is 2,200,000 shares of Stock.”

2. Except as expressly amended hereby, the remaining provisions of the Plan shall continue in full force and effect, without any waiver, amendment or modification of any provision thereof.

I hereby certify that the foregoing Amendment was duly adopted by the Board on March 9, 2020 and approved by the stockholders of the Company at a meeting held on April 29, 2020.

Dated: , 2020
GOGO INC. By:
Name: Marguerite M. Elias
Title: Executive Vice President, General Counsel and Secretary

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ANNEX B

GOGO INC.

EMPLOYEE STOCK PURCHASE PLAN

Article I

Purpose

The purpose of the Gogo Inc. Employee Stock Purchase Plan (the “Plan”) is to provide Employees of the Company and its Subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions or contributions. This Plan includes two components: a Code Section 423 Component (the “423 Component”) and a non-Code Section 423 Component (the “Non-423 Component”). It is intention of the Company to have the 423 Component qualify as an “employee stock purchase plan” under Section 423 of the Code and the regulations promulgated thereunder. Accordingly, the provisions of the 423 Component shall be construed in a manner consistent with the requirements of Section 423 of the Code.    In addition, this Plan authorizes the grant of Share Purchase Rights under the Non-423 Component that do not qualify as an “employee stock purchase plan” under Section 423 of the Code; such Share Purchase Rights shall be granted pursuant to rules, procedures or subplans adopted by the Committee designed to achieve tax, securities laws or other objectives for Employees and the Company. Except as otherwise provided herein, the Non-423 Component will be operated and administered in the same manner as the 423 Component.

Article II

Definitions

Whenever used herein, the following terms shall have the respective meanings set forth below:

(a) “Acquisition Date” means the last day of each Offering Period at which time the Shares subject to a Share Purchase Right granted under the Plan may be purchased by or on behalf of the Participant.

(b) “Administrator” means, as applicable, the Board or any committee of the Board designated by the Board to administer the Plan. If the Board or any such committee delegates administrative authority hereunder to any other person or group of persons pursuant to Section 10.2, such person or group of persons shall be deemed to be the Administrator hereunder to such extent, except that further delegation by such persons shall not be permitted hereunder.

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(c) “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” shall mean:

(i) the acquisition by any person, entity or “group” (within the meaning of Section 13(d)(3) or 14(d)(2), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding equity interests in the Company or the combined voting power of the Company’s then outstanding voting securities; or

(ii) the consummation of a reorganization, merger or consolidation of the Company or the sale of all or substantially all of the assets of the Company, in each case with respect to which the persons who held equity interests in the Company immediately prior to such reorganization, merger, consolidation or sale do not immediately thereafter own, directly or indirectly, 50% or more of the combined voting power of the then outstanding securities of the surviving or resulting corporation or other entity; provided, however , that any such transaction consummated in connection with, or for the purpose of facilitating, a underwritten public offering shall not constitute a Change in Control hereunder;

in each case, provided that such event constitutes a “change in control” within the meaning of Section 409A of the Code.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.

(f) “Change in Control Date” shall mean the first date as of which a Change in Control occurs.

(g) “Code” means the Internal Revenue Code of 1986, as amended.

(h) “Common Stock” means the common stock, par value $0.01 per share, of the Company and such other stock or securities into which such common stock is hereafter converted or for which such common stock is exchanged.

(i) “Company” means Gogo Inc., a Delaware corporation, and any successor thereto.

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(j) “Compensation” means the base salary or wages and overtime of an Employee. Compensation shall be determined prior to the Employee’s pre-tax contributions pursuant to Section 125 or 401(k) of the Code. If determined by the Administrator, other forms of compensation may be included in or excluded from the definition of Compensation as permitted by Section 423 of the Code.

(k) “Contribution” means the amount of an after-tax payroll deduction an Employee has made, as set out in such Employee’s payroll deduction authorization form or direct contributions made by the Employee where permitted for the non-423 Component. If the Administrator so determines, a Contribution for Employees on a Company-approved leave of absence shall include a cash contribution equal to the amount of the after-tax payroll deduction an Employee would have made if such Employee had been receiving Compensation during the Company-approved leave of absence.

(l) “Designated Subsidiary” means the Subsidiary or Subsidiaries of the Company that have been designated from time to time by the Administrator in its sole discretion as eligible to participate in the Plan.

(m) “Effective Date” means the date on which the Plan is approved by the shareholders of the Company, which date shall be within the twelve months before or after the date the Plan is approved by the Board.

(n) “Employee” means any individual who is treated as an active employee in the records of, the Company or any Designated Subsidiary, regardless of any subsequent reclassification by the Company or by any Designated Subsidiary, any governmental agency, or any court. For purposes of the 423 Component, the employment relationship shall be treated as continuing intact while the individual is on military or sick leave or other bona fide leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). For purposes of the 423 Component, where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period. The employment relationship shall be treated as continuing intact where an Employee transfers employment between the Company and/or Designated Subsidiaries; provided, however, that an individual who is not employed by the Company or a Designated Subsidiary on the Offer Date and through a date that is no more than three (3) months prior to the Acquisition Date will participate only in the Non-423 Component unless the individual continues to have a right to reemployment with the Company or a Designated Subsidiary provided by statute or contract or in a written policy of the Company which provides for a right of reemployment following the leave of absence. The Committee shall establish rules to govern other transfers into the 423 Component, and between any separate offerings established thereunder, consistent with the applicable requirements of Section 423 of the Code.

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(o) “Fair Market Value” of a Share as of any date of determination shall be:

(i) If the Company Common Stock is listed on any established stock exchange or a national market system, the closing price for such date per share of Company Common Stock as reported on such stock exchange or system;

(ii) If there are no transactions in the Company Common Stock that are available on any date of determination pursuant to clause (a), but transactions are available to the Company as of the immediately preceding trading date, then the Fair Market Value shall be determined as of the immediately preceding trading date; or

(iii) If neither Clause (a) nor clause (b) shall apply on any date of determination, then the Fair Market Value shall be determined in good faith by the Administrator with reference to (x) the most recent valuation of the Company Common Stock performed by an independent valuation consultant or appraiser of nationally recognized standing, if any, (y) sales prices of securities issued to investors in any recent arm’s length transactions, and (z) any other factors determined to be relevant by the Administrator.

(p) “Offer Date” means the first day of each Offering Period.

(q) “Offering Period” means a period of time specified by the Administrator, consistent with Section 423 of the Code, beginning on the Offer Date and ending on the Acquisition Date, which, in any event, shall not be more than twenty-seven (27) months after the Offer Date.

(r) “Participant” means an Employee who becomes a participant in the Plan pursuant to Article V.

(s) “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

(t) “Purchase Price” means the purchase price per Share subject to the Share Purchase Right determined pursuant to Section 6.3.

(u) “Securities Act” means the Securities Act of 1933, as amended.

(v) “Share” means a share of Common Stock.

(w) “Share Purchase Right” means a right that entitles the holder to purchase from the Company a stated number of Shares in accordance with, and subject to, the terms and conditions of the Plan.

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(x) “Subsidiary” of an entity means any corporation in an unbroken chain of corporations beginning with such entity if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Article III

Available Shares and Adjustments

Section 3.1 Available Shares. Subject to adjustments as provided in this Article III, the maximum number of Shares available for purchase under the Plan on or after the Effective Date is 1,200,000 shares of Stock. Shares issued under the Plan may be authorized but unissued Shares, Shares held in treasury or reacquired Common Stock. The limitations set forth in this section apply to purchases of Shares under either the 423 Component or the non-423 Component.

Section 3.2 Adjustments.

(a) Changes in Capitalization. If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share recombination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Company Common Stock (each, a “Corporate Event”), the Administrator shall, in such manner as it may deem equitable to prevent the diminution or enlargement or the rights of the Company and Participants hereunder by reason of such Corporate Event, adjust any or all of the number and kind of Shares (or other securities or property) with respect to which a Share Purchase Right may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares that may be issued under the Plan). All determinations and adjustments made by the Administrator in good faith pursuant to this Section 3.2 shall be final and binding on the affected Participants and the Company. Any adjustment of a Share Purchase Right pursuant to this Section 3.2 shall be effected in compliance with Section 423 of the Code.

(b) Change in Control. Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company, the Administrator, in its sole discretion, may take whatever action it deems necessary or appropriate in connection therewith, including, but not limited to (i) shortening any Offering Period then in progress such that the Acquisition Date is on or prior to the Change in Control Date, (ii) shortening any Offering Period then in progress and refunding any amounts accumulated in a Participant’s account for such Offering Period, (iii) cancelling all outstanding Share Purchase Rights as of the Change in Control Date and paying each holder thereof an amount equal to the difference between the per Share Fair Market Value as of the Change in Control Date and the Purchase Price determined in accordance with Section 6.3, or (iv) for each outstanding Share Purchase Right, granting a

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substitute right to purchase shares in accordance with Section 424 of the Code. Nothing in this Section 3.2(b) shall affect in any way the Company’s right to terminate the Plan at any time pursuant to Section 10.7 or 10.8.

(c) Insufficient Shares. If the Administrator determines that, on a given Acquisition Date, the number of Shares that may be purchased under the outstanding Share Purchase Rights for the applicable Offering Period may exceed (i) the number of Shares that were available for issuance under the Plan on the Offer Date of the applicable Offering Period or (ii) the number of Shares available for sale under the Plan on such Acquisition Date, including but not limited to by reason of a limitation on the maximum number of Shares that may be purchased set by the Administrator pursuant to Section 6.2(a) or (b), the Administrator shall make a pro rata allocation of the Shares available for issuance on such Acquisition Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants purchasing Shares on such Acquisition Date, and unless additional Shares are authorized for issuance under the Plan, no further Offering Periods shall take place and the Plan shall terminate pursuant to Section 10.7 hereof. If the Plan is so terminated, then the balance of the amount credited to the Participant’s account which has not been applied to the purchase of Shares shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable without any interest thereon. The Company may make a pro rata allocation of the Shares available on the Offer Date of any applicable Offering Period pursuant to the first sentence of this section, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s shareholders subsequent to such Offer Date.

Article IV

Eligibility

Section 4.1 Eligible Employees. Any person who is an Employee of the Company or a Designated Subsidiary as of the Offer Date for a given Offering Period shall be eligible to participate in the Plan for such Offering Period, subject to the requirements of this Article IV and for the 423 Component, the limitations imposed by Section 423(b) of the Code. Notwithstanding the foregoing, the Administrator may, on a prospective basis, (i) exclude from participation in the Plan Employees (a) whose customary employment is for not more than 20 hours per week or five months per year or (b) who are citizens or residents of a non-U.S. jurisdiction if grant of a Share Purchase Right under the Plan is prohibited under the laws of such non-U.S. jurisdiction or compliance with the laws of such non-U.S. jurisdiction would cause the Plan or any actions under the Plan to violate Section 423 of the Code and (ii) impose a generally applicable eligibility service requirement of up to two years of employment. The Administrator may also determine that a designated group of highly compensated employees (within the meaning of Section 414(q) of the Code) are ineligible to participate in the 423 Component.

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Section 4.2 Five Percent Shareholders. Notwithstanding any other provision of the Plan to the contrary, no Employee shall be eligible to participate in the Plan if, after giving effect to the grant of a Share Purchase Right in the next Offering Period, the Employee (or any other person whose stock would be attributed to the Employee pursuant to Section 424(d) of the Code) owns and/or holds Common Stock and outstanding rights to purchase Common Stock possessing, in the aggregate, five percent or more of the total combined voting power or value of all issued and outstanding stock of the Company.

Article V

Participation

Section 5.1 An eligible Employee may become a Participant in the Plan by completing a payroll deduction authorization form, direct contribution forms, and any other required enrollment documents provided by the Administrator (including, Participants’ joint UK National Insurance Contributions election) or its designee and submitting them to the Administrator or its designee in accordance with the rules established by the Administrator. The enrollment documents, which may be in electronic form, shall set forth the portion of the Participant’s Compensation, including any minimum or maximum Contribution percentage and any minimum or maximum percentage increments, to be paid as Contributions pursuant to the Plan. An Employee’s payroll deduction authorization shall become effective on the Offer Date. Amounts deducted from a Participant’s Compensation pursuant to this Article V shall be credited to the Participant’s Plan account. No interest shall be payable on the amounts credited to the Participant’s Plan account.

Section 5.2 A Participant’s election to participate in the Plan with respect to an Offering Period shall enroll such Participant in the Plan for each successive Offering period at the same payroll deduction or contribution percentages as in effect at the termination of the prior Offering Period, unless (i) such Participant delivers to the Company a different election with respect to the successive Offering Period by such time and in such manner as is designated by the Administrator for enrollment in the Plan for such successive Offering Period, (ii) such Participant withdraws from the Plan pursuant to Article IX or becomes ineligible for participation in the Plan or (iii) the Administrator determines that elections for all Participants shall cease at the end of an applicable Offering Period.

Section 5.3 Each Employee who is granted a Share Purchase Right under the 423 Component for any Offering Period shall have the same rights and privileges as all other Employees granted Share Purchase Rights under the Plan for such Offering Period.

Article VI

Share Purchase Rights

Section 6.1 Number of Shares. Each Eligible Employee who on the Offer Date is a Participant participating in such Offering Period shall be granted a Share Purchase Right to

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purchase Shares on the Acquisition Date for such Offering Period. Subject to the limitations set forth in Section 6.2, the number of Shares subject to such Share Purchase Right shall be the number of whole Shares determined by dividing the Purchase Price into the balance credited to the Participant’s account as of the Acquisition Date.

Section 6.2 Limitation on Purchases. Participant purchases are subject to adjustment as provided in Section 3.2(c) and to the following limitations:

(a) Offering Period Limitation. Subject to the calendar year limits provided in Section 6.2(b), the Administrator shall have the right to set a maximum value of Shares that a Participant shall have the right to purchase or a maximum Contribution percentage of the Participant’s Compensation earned during such Offering Period that the Participant may use to purchase Shares in any Offering Period pursuant to a Share Purchase Right or right intended to qualify under Section 423 of the Code. The Administrator may also set a maximum aggregate number of Shares or maximum aggregate Fair Market Value of Shares that may be purchased pursuant to Share Purchase Rights with respect to any Offering Period or on any Acquisition Date (subject to the $25,000 limitation in Section 6.2(b)).

(b) Calendar Year Limitation. Notwithstanding Section 6.2 (a), in the event that a Participant is granted a Share Purchase Right that permits such Participant to purchase Shares that, together with all other Share Purchase Rights granted to the Participant during the same calendar year under this Plan and any other plan of the Company or any Subsidiary of the Company that are qualified under Section 423 of the Code, has an aggregate value in excess of $25,000 (determined on the date of grant), such Share Purchase Right shall be reduced such that the aggregate value of all Share Purchase Rights granted to or exercisable by the Participant during the same calendar year under any plan of the Company or any Subsidiary of the Company that are qualified under Section 423 of the Code is $25,000. The Administrator may also set a maximum aggregate number of Shares or maximum aggregate Fair Market Value of Shares, which is less than the $25,000 limitation set forth in this Section 6.2(b), that may be purchased pursuant to Share Purchase Rights in a calendar year.

(c) Refunds. As of the first date on which a Participant’s ability to purchase Shares is limited by this Section 6.2, the Participant’s payroll deductions shall terminate, and any excess payroll deductions credited to his or her account shall be paid to the Participant in a lump sum as soon as reasonably practicable without any interest thereon.

Section 6.3 Purchase Price. The purchase price per Share with respect to an Offering Period shall be determined by the Compensation Committee; provided that such purchase price shall not be less than the lesser of (x) eighty-five percent (85%) of the Fair Market Value of a Share on the date on which an Offering Period commences and (y) eighty-five percent (85%) of the Fair Market Value of a Share on the Acquisition Date.

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Article VII

Purchase of Shares Under Share Purchase Rights

Section 7.1 Purchase. Unless a Participant withdraws from the Plan as provided in Article IX, each Participant shall automatically purchase and acquire as of the Acquisition Date the number of whole Shares subject to the Share Purchase Right that may be purchased at the Purchase Price for that Share Purchase Right with the Contributions in such Participant’s account. Any surplus in the account that is insufficient to purchase a whole Share shall be carried forward into the next Offering Period unless the Participant has elected to withdraw from the Plan pursuant to Article IX or the Administrator determines that surplus amounts for Participants shall not be carried forward, in which case such surplus amount shall be distributed to the Participant in a lump sum as soon as reasonably practicable without any interest thereon.

Section 7.2 Registration Compliance.

(a) No Shares may be purchased under a Share Purchase Right unless the Shares to be issued or transferred upon purchase are covered by an effective registration statement pursuant to the Securities Act or are eligible for an exemption from the registration requirements, and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan.

(b) If, on an Acquisition Date of any Offering Period, the Shares are not registered or exempt or the Plan is not in such compliance, no Shares under the Share Purchase Rights granted under the Plan shall be purchased on the Acquisition Date. The Acquisition Date shall be delayed until the Shares are subject to such an effective registration statement or exempt, and the Plan is in such compliance. The Acquisition Date shall in no event be more than five years from the Offer Date or, if applicable, such lesser time as permitted under Section 423 of the Code.

(c) If, on the Acquisition Date of any Offering Period, as delayed to the maximum extent permissible, the Shares are not registered or exempt and the Plan is not in such compliance, no Shares under the Share Purchase Rights shall be purchased, and all Contributions accumulated during the Offering Period (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants in a lump sum as soon as reasonably practicable without any interest thereon.

Section 7.3 Delivery of Shares. As soon as practicable after each Acquisition Date, the Company shall deliver the Shares acquired by each Participant during an Offering Period to the Participant or an account established in the Participant’s name at a stock brokerage or other financial services firm designated by the Company. No certificates shall be delivered with respect to the Shares acquired by a Participant.

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Section 7.4 Vesting. A Participant’s interest in the Common Stock purchased upon the purchase of Shares under a Share Purchase Right shall be immediately vested and nonforfeitable.

Section 7.5 Nontransferability. Each Share Purchase Right granted under this Plan shall be nontransferable. During the lifetime of the Participant to whom the Share Purchase Right is granted, the Shares under a Share Purchase Right may be purchased only by the Participant. No right or interest of a Participant in any Share Purchase Right shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

Article VIII

Restrictions on Sale

Shares of Common Stock purchased under the Plan may be subject to any such holding restrictions that the Administrator shall determine to be appropriate with respect to any Offering Period consistent with Section 423 of the Code.

Article IX

Withdrawal From Participation and Termination of Employment

A Participant may revoke his or her payroll deduction authorization or direct contribution form for an Offering Period and withdraw from participation in the Plan for that Offering Period by giving written or electronic notice to the Administrator in such form and at such time before the Acquisition Date as may be established by the Administrator. In the event of a Participant’s withdrawal in accordance with the preceding sentence, all of the Contributions credited to his or her account shall be paid to the Participant in a lump sum as soon as reasonably practicable after receipt of the notice of withdrawal, without any interest thereon unless required by local law, and no further payroll deductions shall be made from his or her Compensation for that Offering Period. A Participant shall be deemed to have elected to withdraw from the Plan in accordance with this Article IX if he or she ceases to be an employee of the Company or any of its Subsidiaries for any reason. Unless the Administrator determines otherwise consistent with Section 423 of the Code, a Participant’s withdrawal (other than due to a termination of employment) during an Offering Period shall not have any effect upon the Participant’s eligibility to participate in the Plan during a subsequent Offering Period.

Article X

General Provisions

Section 10.1 Administration. The Plan shall be administered by the Administrator. The Administrator may prescribe, amend and rescind rules and regulations relating to the administration of the Plan and make all other determinations necessary or advisable for the

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administration and interpretation of the Plan. Any authority exercised by the Administrator under the Plan shall be exercised by the Administrator in its sole discretion. Determinations, interpretations, or other actions made or taken by the Administrator under the Plan shall be final, binding, and conclusive for all purposes and upon all persons. Notwithstanding any provision to the contrary in this Plan, the Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. Without limiting the generality of the foregoing, the Administrator specifically is authorized to adopt rules, procedures and subplans, which, for purposes of the Non-423 Component, may be outside the scope of Section 423 of the Code and the regulations thereunder, as amended from time to time, regarding, without limitation, eligibility to participate, the definition of Compensation, handling of payroll deductions, making of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, withholding procedures and handling of Share issuances, which may vary according to local requirements

Section 10.2 Delegation by the Administrator. Any or all of the powers, duties, and responsibilities of the Administrator hereunder may be delegated by the Administrator to, and thereafter exercised by, one or more persons designated by the Administrator, including members of management of the Company and/or members of the human resources function of the Company, and any determination, interpretation, or other action taken by such designee shall have the same effect hereunder as if made or taken by the Administrator. Notwithstanding the foregoing, only the Compensation Committee shall have the power to determine the Purchase Price for any Offering Period.

Section 10.3 Tax Withholding. The Company and/or Designated Subsidiary shall have the power to withhold, or to require the Participant to remit to the Company, an amount in cash sufficient to satisfy all U.S. federal, state, local, and any non-U.S. withholding tax or other governmental tax, charge or fee requirements in respect of any payment under the Plan.

Section 10.4 At-Will Employment. Nothing in the Plan shall confer upon any Participant any right to continue in the employ of the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company and any of its Subsidiaries, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause.

Section 10.5 Unfunded Plan; Plan Not Subject to ERISA. The Plan is an unfunded plan and Participants shall have the status of unsecured creditors of the Company. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

Section 10.6 Freedom of Action. Nothing in the Plan shall be construed as limiting or preventing the Company or any of its affiliates from taking any action that it deems

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appropriate or in its best interest (as determined in its sole and absolute discretion) and no Participant (or person claiming by or through a Participant) shall have any right relating to the diminishment in the value of any account or any associated return as a result of any such action. The foregoing shall not constitute a waiver by a Participant of the terms and provisions of the Plan.

Section 10.7 Term of Plan. The Plan shall be effective upon the Effective Date. The Plan shall terminate on the earlier of (i) the tenth anniversary of the Effective Date, (ii) the termination of the Plan pursuant to Section 10.8 or (iii) the date on which no more Shares are available for issuance under the Plan. Upon termination of the Plan, all funds accumulated in a Participant’s account shall be paid to such Participant in a lump sum as soon as reasonably practicable, and all Share Purchase Rights shall automatically terminate.

Section 10.8 Amendment or Alteration. The Board or the Administrator may at any time amend, suspend, discontinue or terminate the Plan; provided that if the Plan is amended in a manner that is considered the adoption of a new plan pursuant to Section 423 of the Code, including (i) an increase in the aggregate number of Shares that may be issued under the Plan pursuant to Section 3.1 (other than an increase merely reflecting a change in the number of outstanding Shares pursuant to Section 3.2), (ii) a change in the granting Company or the stock available for purchase under the Plan or (iii) a change in the designation of corporations whose Employees may be offered Share Purchase Rights under the Plan, the shareholders of the Company must reapprove the Plan as if such action were the adoption of a new plan within the time prescribed under Section 423 of the Code. The Board or the Administrator, in its sole discretion, may terminate the Plan at any time. Upon such termination, all funds accumulated in a Participant’s account at such time shall be paid to such Participant in a lump sum as soon as reasonably practicable without any interest thereon, and all Share Purchase Rights shall automatically terminate.

Section 10.9 Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

Section 10.10 Assignment. Except as otherwise provided in this Section 10.10, this Plan shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, representatives, successors, and assigns. Neither this Plan nor any right or interest hereunder shall be assignable by the Participant, his beneficiaries, or legal representatives; provided hat nothing in this Section 10.10 shall preclude the Participant from designating a beneficiary to receive any benefit payable hereunder upon his death, or the executors, administrators, or other legal representatives of the Participant or his estate from assigning any rights hereunder to the person or persons entitled thereunto. This Plan shall be assignable by

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the Company to a Subsidiary or Affiliate of the Company; to any corporation, partnership, or other entity that may be organized by the Company, its general partners, or its Participants, as a separate business unit in connection with the business activities of the Company or Participants; or to any corporation, partnership, or other entity resulting from the reorganization, merger, or consolidation of the Company with any other corporation, partnership, or other entity, or any corporation, partnership, or other entity to or with which all or any portion of the Company’s business or assets may be sold, exchanged, or transferred, in each case to the extent permitted under Section 423 of the Code.

Section 10.11 Non-Transferability of Rights. Unless otherwise agreed to in writing by the Administrator, no rights or interests hereunder or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however , that nothing in this Section 10.11 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 10.12 Headings. The Section headings appearing in this Plan are used for convenience of reference only and shall not be considered a part of this Plan or in any way modify, amend, or affect the meaning of any of its provisions.

Section 10.13 Rules of Construction. Whenever the context so requires, the use of the masculine gender shall be deemed to include the feminine and vice versa, and the use of the singular shall be deemed to include the plural and vice versa. The fact that this Plan was drafted by the Company shall not be taken into account in interpreting or construing any provision of this Plan.

Section 10.14 Governing Law. To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

Section 10.15 Conformity to Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated under any of the foregoing, to the extent the Company, any of its Subsidiaries or any Participant is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

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Section 10.16 Tax Reporting Information. At the Company’s request, Participants will be required to provide the Company and any Affiliates with any information reasonably required for tax reporting purposes.

Section 10.17 Code Section 409A; Tax Qualification.

(a) Share Purchase Rights granted under the 423 Component are exempt from the application of Section 409A of the Code. Purchase rights granted under the Non-423 Component to U.S. taxpayers are intended to be exempt from the application of Section 409A under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. Subject to Section 10.17(b), Share Purchase Rights granted to U.S. taxpayers under the Non-423 Component are subject to such terms and conditions that will permit such purchase rights to satisfy the requirements of the short-term deferral exception available under Section 409A of the Code, including the requirement that the Common Stock subject to an option be delivered within the short-term deferral period. Subject to Section 10.17(b), in the case of a participating Employee who would otherwise be subject to Section 409A of the Code, to the extent the Company determines that a Share Purchase Right or the exercise, payment, settlement or deferral is subject to Section 409A of the Code, the Share Purchase Right shall be granted, exercised, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including U.S. Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Anything in the foregoing to the contrary notwithstanding, the Company shall have no liability to a participating Employee or any other party if the Share Purchase Right that is intended to be exempt from, or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Company with respect thereto.

(b) Although the Company may endeavor to (i) qualify a Share Purchase Right for favorable tax treatment under the laws of the U.S. or jurisdictions outside of the U.S. or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 10.17(a). The Company is not constrained in its corporate activities by any potential negative tax impact on Participants under the Plan.

Section 10.18 Participant Acknowledgment. By electing to participate in an Offering Period, Participants acknowledge and agree that (i) Participants may be required to hold Shares during any holding periods to which such Shares are subject; (ii) the Shares acquired under the Plan may lose some or all of their value in the future; and (iii) Participants are able to afford to bear the economic risk of holding the Shares for any holding period and of any loss in value of the Shares.

As amended through July 31, 2019

B-14	GOGO INC.

1 OF 2

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

____

Nominees

01) Hugh W. Jones 02) Oakleigh Thorne

02 0000000000

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000446011_1 R1.0.1.18

GOGO INC. 111 N. CANAL ST. SUITE 1500 CHICAGO, IL 60606 1 Investor Address Line 1    Investor Address Line 2 Investor Address Line 3 1 1 OF Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET 2 ANY CITY, ON A1A 1A1 VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: CONTROL # â†’ SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789 DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ,012.12345 123,456,789,012.12345 PAGE For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR nominee(s) on the line below. the following: 0001 Election of Directors Nominees 01) Hugh W. Jones 02) Oakleigh Thorne The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. 2. Advisory vote approving executive compensation. 3. Approval of an amendment to the Gogo Inc. Employee Stock Purchase Plan. 4. Approval of a stock option exchange program.5. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1 OF 2 KEEP THIS PORTION FOR YOUR RECORDS ForAgainstAbstain 000 000 000 000 0000000000 0 2 0000446011_1 R1.0.1.18 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 SHARES CUSIP # SEQUENCE # Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com GOGO INC. Annual Meeting of Stockholders April 29, 2020 9:00 AM, CDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Marguerite M. Elias and Victoria Pool, or either of them, as proxies, each, with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of GOGO INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, CDT on April 29, 2020, at Gogo’s Corporate headquarters at 111 N. Canal St., Chicago, IL 60606, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. 0000446011_2 R1.0.1.18 Continued and to be signed on reverse side